UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )
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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

Royal Gold, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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ROYAL GOLD, INC

WEDNESDAY, NOVEMBER 17, 2021
AT 9:00 AM MOUNTAIN TIME

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF **2021** VIRTUAL ANNUAL MEETING & PROXY STATEMENT

E PLURIBUS UNUM
IN GOD WE TRUST
1 OZ. FINE GOLD~50 DOLLARS
2009

A MESSAGE FROM THE
CHAIRMAN OF THE BOARD
DEAR FELLOW STOCKHOLDERS,
Fiscal year 2021 was another excellent year for Royal Gold. Strong performance from our portfolio allowed us to deliver record financial results for another year, and we continued to invest in the business and added growth to the portfolio. We also strengthened our balance sheet to ensure we remain positioned to act on future business opportunities. As stockholders ourselves, your Board remains committed to ensuring that stockholders benefit from these efforts as directly as possible, and we achieved all these results without diluting your interests by issuing new equity. We also recognize the importance of returning capital to stockholders and raised our dividend for the 20th consecutive year, a record that is unmatched in the global precious metals industry.
We also continued our long-standing commitment to corporate governance best practices, and, after a thorough search process, Fabiana Chubbs was nominated by our Board and appointed by stockholders as our newest member of the Board. We firmly believe that senior-level experience in our sector is required for Board success, and Ms. Chubbs brings a wealth of knowledge from a career in finance and the mining business. In addition to her executive experience in the gold industry, her background and qualifications position her well to join the Audit and Finance Committee. Ms. Chubbs brings a fresh perspective to Board discussions, and we are pleased to welcome her.
Additionally, we approved a change in our fiscal year end from June 30 to December 31, effective as of December 31, 2021. We determined that it is in the best interest of stockholders and prospective investors to more closely align our reporting and disclosure with that of most of our counterparties and peers in the precious metals sector, which will allow market participants to more closely evaluate and compare our performance against other companies in the sector. With this change, we will move the timing of our annual stockholders’ meeting from November to May, starting in 2022.

We look forward to reviewing the achievements of the year with you, and you are cordially invited to join us virtually for our 2021 annual meeting of stockholders on November 17, 2021, at 9 a.m. mountain time. Holders of record of our common stock on September 20, 2021, are entitled to notice of and to vote at the virtual annual meeting. The accompanying notice of virtual annual meeting and proxy statement describe the business to be conducted at the meeting.
Thank you for your support.
Sincerely,
William Hayes
Chairman of the Board
PLEASE VOTE
It is important that your shares are represented and voted at the virtual annual meeting. Even if you expect to log into the virtual annual meeting, please vote your shares as promptly as possible by telephone or the internet or by signing, dating, and returning the proxy card mailed to you if you received a paper copy of this proxy statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL STOCKHOLDERS’ MEETING TO BE HELD ON NOVEMBER 17, 2021:
Our notice of virtual annual meeting and proxy statement, annual report on Form 10-K, electronic proxy card, and other materials for the annual meeting are available on the internet at www.proxyvote.com together with any amendments that may be made to any of these documents.

1	NOTICE OF 2021 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
2	PROXY SUMMARY
3	Proposal Highlights
4	Corporate Governance Highlights
7	Social Responsibility At A Glance
8	Executive Compensation Highlights
10	PROPOSAL 1: ELECTION OF CLASS I DIRECTORS
11	Board of Directors
19	The Board’s Role and Responsibilities
25	Board Structure
26	Board Practices, Processes, and Policies
29	Director Compensation
32	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
33	Compensation, Nominating, and Governance Committee Report
34	Compensation Discussion and Analysis
34	Executive Summary
40	Elements of Total Direct Compensation
47	Executive Compensation Process
49	Other Key Compensation Practices
52	Executive Compensation Tables
61	Other Compensation Matters
62	PROPOSAL 3: RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS
63	Audit and Finance Committee Report
64	STOCK OWNERSHIP INFORMATION
64	Security Ownership of Certain Beneficial Owners and Management
66	Equity Compensation Plan Information
67	OTHER INFORMATION
67	Other Business
67	Stockholder Proposals for the 2022 Annual Meeting
67	Annual Report on Form 10-K
67	Stockholders Entitled to Vote as of Record Date
68	Internet Availability of Proxy Materials
68	Voting your Shares
68	Instructions for the Virtual Annual Meeting
69	Revocation of Proxy or Voting Instruction Form
69	Quorum and Votes Required to Approve Proposals
69	Tabulation of Votes
69	Solicitation Costs
69	Eliminating Duplicate Mailings

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This proxy statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Factors that could cause actual results to differ materially from our forward-looking statements are included in our Annual Report on Form 10-K. Forward-looking statements speak only as of the date of this proxy statement. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
When	Where	Who
Wednesday, November 17, 2021 9:00 a.m. mountain time	Virtual-Only Meeting at www.virtualshareholder meeting.com/RGLD2021
You are eligible to vote at the virtual annual meeting and any postponement or adjournment of the meeting if you are a holder of Royal Gold’s common stock at the close of business on September 20, 2021.

Items of Business	Board Recommendation
Proposal 1	FOR EACH DIRECTOR NOMINEE
The election of the two Class I director nominees identified in the accompanying proxy statement
Proposal 2	FOR
The approval, on an advisory basis, of the compensation of our named executive officers
Proposal 3	FOR
The ratification of the appointment of Ernst & Young LLP as our independent registered public accountant for the fiscal stub period ending December 31, 2021
Stockholders will transact any other business as may properly be brought before the meeting and any postponement or adjournment of the meeting.
VIRTUAL-ONLY MEETING
The annual meeting will be held entirely online via live audio webcast due to continued uncertainty around the COVID-19 pandemic and to support the health and wellbeing of our stockholders, directors, employees, and other stakeholders. You can attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/RGLD2021, where authenticated stockholders will be able to listen to the meeting live, submit questions, and vote. There will be no physical location for stockholders to attend.
MEETING MATERIALS
We are providing our “Notice of Internet Availability of Proxy Materials” to stockholders beginning on or about October 4, 2021. This document contains instructions on how you can access our proxy materials online. We are also mailing a full set of our proxy materials to stockholders who previously requested paper copies of the materials. Our proxy materials can also be viewed on our website at www.royalgold.com under “Investors – Proxy Materials.”
BY ORDER OF THE BOARD OF DIRECTORS
Margaret McCandless
Assistant General Counsel, Chief Compliance Officer, and Corporate Secretary
October 4, 2021
2021 PROXY STATEMENT	1

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and we encourage you to read the entire proxy statement before voting. For more complete information regarding our 2021 performance, we encourage you to review our Annual Report on Form 10-K.
ABOUT US
BUSINESS MODEL	GOLD FOCUSED	GROWTH
Our business model gives investors exposure to a globally diversified portfolio of mining assets, including producing mines and development and exploration projects, without incurring the costs and risks associated with mine operations.
	74% of our revenue in fiscal year 2021 was generated from gold.	We prioritize investment in long-lived assets that we expect will provide our stockholders optionality to gold price and production and reserve growth.
CAPITAL DEPLOYMENT	FINANCIAL STRENGTH	RETURN TO STOCKHOLDERS
We maintain a strong balance sheet that allows us to invest opportunistically at favorable times in the price cycle, often when counterparties most need financing.	Our high-margin business model supports our preference to grow our business from cash flow from operations.	We believe in paying a growing and sustainable dividend.
2021 COMPANY PERFORMANCE
Our Board and management are committed to increasing long-term stockholder value and returning capital to stockholders, as evidenced by some of our significant achievements during fiscal year 2021:

$616M	$76M	333,100 GEOS
Strong financial performance with new records for revenue of $616 million, operating cash flow of $407 million, and earnings of $303 million	Record $76 million returned to stockholders as dividends during fiscal year 2021, which is the 20th consecutive year of annual increases to our per-share dividend	Robust production volume of 333,100 gold equivalent ounces (“GEOs”), which is calculated by dividing our reported revenue by the average gold price for the same period

$1.2B		$168M
Maintained available liquidity of $1.2 billion as of June 30, 2021, representing $245 million in working capital and $1 billion credit facility availability		Invested $168 million in new and existing projects we believe will provide significant growth potential over the coming years

2	ROYAL GOLD, INC.

PROPOSAL HIGHLIGHTS
PROPOSAL 1: ELECTION OF TWO CLASS I DIRECTOR NOMINEES TO SERVE UNTIL THE 2024 ANNUAL MEETING

The Board recommends you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of Royal Gold.
(see page 10)

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board recommends you vote FOR this “say-on-pay” advisory proposal because it believes that our compensation policies and practices are effective in achieving our compensation goals of paying a competitive salary, providing attractive annual and long-term incentives to reward growth, and linking management interests with stockholder interests.
(see page 32)

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR FOR FISCAL STUB PERIOD ENDING DECEMBER 31, 2021

The Board recommends you vote FOR this proposal. On August 9, 2021, our Board approved a change to our fiscal year end from June 30 to December 31, effective as of December 31, 2021. To complete the change, we are using a six-month fiscal stub period from July 1, 2021, to December 31, 2021.
Our Audit and Finance Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for our six-month fiscal stub period ending on December 31, 2021, and is asking stockholders to ratify this selection.
(see page 62)
2021 PROXY STATEMENT	3

CORPORATE GOVERNANCE HIGHLIGHTS
CLASS I DIRECTOR NOMINEES AT A GLANCE
Our Board is comprised of seven directors divided into three classes, with each class serving a term of three years. The following table summarizes important information about each director nominee standing for election to the Board for a three-year term expiring at our annual meeting in 2024.

WILLIAM HEISSENBUTTEL	JAMIE SOKALSKY
Non-Independent director since 2020 President and CEO

EXPERIENCE AND QUALIFICATIONS
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Leadership

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Finance

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Industry, mining, and international business

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Business development and marketing

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Risk management, sustainability, and environmental, social, and governance ("ESG") matters

	Independent director since 2015 Member of the Audit and Finance Committee Retired mining executive Serves on two other public company boards	EXPERIENCE AND QUALIFICATIONS • Leadership • International mining • Finance • Business development and marketing • Public company board service • Corporate governance

CONTINUING DIRECTORS AT A GLANCE
Director Name Current Position	Age	Director Since	Independent	Board Committees
				Audit and Finance (“AF Committee)	Compensation, Nominating, and Governance (“CNG Committee”)
CLASS II DIRECTORS (TERM EXPIRES 2022)
William Hayes Retired Mining Executive	76	2008
Ronald Vance Retired Mining Executive	68	2013
CLASS III DIRECTORS (TERM EXPIRES 2023)
Fabiana Chubbs Retired Mining Executive	56	2020
Kevin McArthur Retired Mining Executive	66	2014
Sybil Veenman Retired Mining Executive	58	2017
4	ROYAL GOLD, INC.

OUR CORPORATE GOVERNANCE PRACTICES ARE DESIGNED TO PROTECT AND PROMOTE LONG-TERM VALUE

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Separate CEO and Chairman

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Lead independent director appointed if Chair is not independent

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Six of seven directors are independent, including Chairman of the Board and all AF and CNG Committee members

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All AF Committee members deemed financial experts

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Majority voting in uncontested director elections

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Significant Board refreshment over recent years

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Independent directors average one outside public company board

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Thorough onboarding program

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Encourage continuing director education; quarterly regulatory and governance updates

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Annual Board and committee self-assessments

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Robust director and management succession planning processes

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Regular executive sessions of the Board and committees

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CNG Committee oversight of ESG

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Annual compliance review of governing policies and charters

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Quarterly Board review of enterprise risk management program

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Regular Board review of cybersecurity program

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Regular stockholder engagement

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Stock ownership guidelines for directors and executives

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Focus on pay for peformance in executive compensation program

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Annual advisory say-on-pay vote

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CNG Committee retention of independent advisor to assist with executive compensation

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Robust Insider Trading Policy

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No perquisites or tax gross-ups

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No stock option repricing without stockholder approval

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Policies against hedging and pledging company stock

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Strong Code of Business Conduct and Ethics and Whistleblower Policy

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Promotion of inclusive work environment supported by our Diversity Policy

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Commitment to including qualified individuals of gender, racial, and ethnic diversity in all new director searches

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Clawback policy for incentive compensation to executives

BOARD CHARACTERISTICS
BOARD DIVERSITY
AGE	INDEPENDENCE	TENURE
2021 PROXY STATEMENT	5

A BALANCED BOARD
Our Board seeks to nominate directors with diverse qualifications and experience that align with our business strategy.
6	ROYAL GOLD, INC.

SOCIAL RESPONSIBILITY AT A GLANCE
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Our Environmental, Social, and Governance Policy reflects our core commitment to furthering responsible and sustainable mineral development

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We are a member of the World Gold Council and endorse its Responsible Gold Mining Principles, which promote sustainable gold mining

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We endorse the International Council on Metal and Mining 10 Principles for sustainable development across the mining and metals industries

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Deliveries of metal under our streaming agreements must meet the London Bullion Market Association “Good Delivery” standards, which require adherence to the association’s “Responsible Sourcing Programme” designed to combat money laundering, terrorist financing, and human rights abuses in global metals markets

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We encourage operator engagement in ESG matters, with many operators endorsing at least one international ESG charter

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We seek new investment opportunities with responsible operators

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For new investments, we conduct considerable due diligence, including on ESG matters

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We seek to mitigate ESG risk to our investments through contractual safeguards when possible

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We monitor operators’ management of ESG risks and, where appropriate, enforce our rights

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We actively seek opportunities to advance sustainability initiatives within host communities

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We seek to work with operators and other suppliers who share our commitment to ethical behavior, respect for human rights, engagement with host communities, and environmental stewardship, as outlined in our Supplier Code of Conduct

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Our Human Rights Policy sets forth our commitment to respecting human rights in the jurisdictions where we operate

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Our People Policy promotes a safe and healthy workplace and requires strict adherence to legal and ethical standards in our business practices, and we are committed to an inclusive work environment where individuals are free from discrimination and harassment

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We maintain a Diversity Policy that encourages diversity across the organization, including at the Board level

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We encourage community service by our employees through a variety of service and contribution programs

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We are committed to the highest standards of business conduct and prohibit all forms of bribery and corruption, as outlined in our Anticorruption Policy and Code of Business Conduct and Ethics

2021 PROXY STATEMENT	7

EXECUTIVE COMPENSATION HIGHLIGHTS
The following table summarizes the compensation for fiscal year 2021 for our named executive officers (“NEOs” or “executives”). Please see the Summary Compensation Table and accompanying footnotes beginning on page 52 for additional information. All amounts are in dollars.
Name and Principal Position	Salary	Bonus	Non-Equity Incentive Plan Compensation	Stock Awards	Option Awards	All Other Compensation	Total Compensation
William Heissenbuttel President and CEO	670,000		570,000	1,133,532	635,793	32,956	3,042,281
Mark Isto EVP and COO, Royal Gold Corp	501,900	46,800	319,800	597,986	335,135	36,637	1,838,258
Daniel Breeze VP Corp Dev, RGLD Gold AG	381,000		269,500	456,366	255,750	42,877	1,405,493
Paul Libner CFO and Treasurer	350,000		226,000	396,148	222,911	40,010	1,235,069
Randy Shefman VP and GC	335,000	30,000	218,000	333,421	187,719	30,719	1,134,859
FISCAL YEAR 2021 COMPENSATION FRAMEWORK
Our executive compensation program consists of base salary, a short-term cash incentive, long-term equity incentive awards, and modest fixed benefits. The majority of target compensation is performance-based and not guaranteed. We also emphasize long-term equity to better align our executives’ interests with our stockholders’ interests:
CEO	Element	When	Fiscal Year 2021 Performance Measures	Measuring Period	How Payout Determined	Other NEOs
	Salary	Reviewed annually	Individual experience and performance	Ongoing	Benchmarking; individual experience and performance

	Short-Term Incentive	Awarded annually	Financial, operational, strategic, and individual measures (page 41)	1 year	CNG Committee verification of performance as compared to preestablished measures

	Stock Options and SARs	Awarded annually	Stock performance and service conditions (page 43)	1- to 3-year vesting	Stock performance
	Restricted Shares		Service conditions (page 43)	3- to 5-year vesting	Continued service through vesting period
	Performance Shares (GEOs)		Growth in annual net GEOs and service conditions (page 43)	Annually up to year 5	CNG Committee verification of performance as compared to preestablished measures
	Performance Shares (TSR)		Total shareholder return (“TSR”) percentile compared to constituents of the VanEck Vectors® Gold Miners ETF (“GDX”) and service conditions (page 43)	1 and 3 years

Benefits
8	ROYAL GOLD, INC.

PAY-FOR-PERFORMANCE ALIGNMENT
	Short- and Long- Term Performance Measures	Designed to Promote Achievement of our Business Strategy	Fiscal Year 2021 Achievement	Results

Short-Term Incentive	Stockholder Return vs. Royalty Peer Group	Stockholder return	0% of target opportunity	Short-term incentive awards paid out 85% of target for executives
	Net GEO Production	Gold-focused portfolio; capital deployment	119% of target opportunity
	Net GEO Reserves	Gold-focused portfolio; capital deployment	30% of target opportunity
	Expense Control	Financial flexibility and discipline	200% of target opportunity
	Liquidity	Financial flexibility and discipline	100% of target opportunity
	Asset Integrity	Asset quality; financial flexibility	100% of target opportunity
	Individual Performance	Management development; succession planning	Varied by NEO

Long-Term Incentive	Stock Options and SARs	Stockholder return	21% decrease in stock price from August 2020 grant date to first annual vesting date in August 2021	Portion of awards that vested based on continued service was out of the money on first vesting date
	Restricted Shares	Executive retention
	Performance Shares (GEO)	Growth	264,406 net GEOs	Actual net GEOs did not meet preestablished goals under awards granted in 2016-2019, but met preestablished goals under awards granted in 2020, so a limited number of GEO shares vested for FY 2021
	Performance Shares (TSR)	Stockholder return	3-year TSR at 41st percentile under awards granted in August 2018	No vesting of shares under 3-year TSR awards granted in August 2018
			1-year TSR at 57th, 59th, and 55th percentiles under awards granted in August 2018, 2019, and 2020, respectively	Permitted vesting of a number of shares between threshold and target under 1-year TSR awards granted in August 2018, 2019, and 2020
See detailed discussion of short-term and long-term incentive programs, including definitions of net GEOs and TSR, on pages 41-46.
2021 PROXY STATEMENT	9

PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 1: ELECTION OF DIRECTORS
Our Board recommends a vote FOR each director nominee.
Our Board consists of seven directors divided into three classes. Each class serves for a staggered three-year term. The Class I directors elected at our 2021 annual meeting will serve until our 2024 annual meeting or until their successors are elected and qualified or their earlier death or resignation. Our Board has nominated William Heissenbuttel and Jamie Sokalsky to stand for election as Class I directors at our 2021 annual meeting. Messrs. Heissenbuttel and Sokalsky are currently serving on our Board. Mr. Sokalsky was most recently elected by stockholders at our 2018 annual meeting. Mr. Heissenbuttel was appointed by our Board as a Class I director in January 2020 when he was appointed as our President and CEO. Each nominee was nominated by our Board based on the recommendation of the CNG Committee. In making these nominations, our Board and CNG Committee considered each nominee’s experience, qualifications, and skills as described below. Each nominee has consented to serve as a director if elected. We have no reason to believe that either nominee will be unable or unwilling for good cause to serve if elected. However, if that occurs, proxies may be voted for another person nominated as a substitute by the Board or the Board may reduce the number of directors.
VOTE REQUIRED FOR APPROVAL
Each director must be elected by the majority of votes cast at a meeting at which a quorum is present. This means the number of shares voted for a nominee must exceed the number of shares voted against the nominee. Each nominee has tendered to the Board a contingent, irrevocable resignation that will become effective only if the nominee fails to receive the required majority vote and the Board accepts the resignation. If a nominee does not receive a majority of the votes cast, the CNG Committee will make a recommendation to the Board whether to accept or reject the resignation or whether some other action should be taken. The Board will act, taking into account the recommendation of the CNG Committee, and publicly disclose its decision and the rationale behind its decision within 90 days after the date of the certification of the election results. The director at issue will not participate in the discussion or decision of the Board.
10	ROYAL GOLD, INC.

PROPOSAL 1: ELECTION OF DIRECTORS
BOARD OF DIRECTORS
A BALANCED BOARD
An effective board consists of individuals with diverse qualifications and experience that align with our business strategy. Each director contributes a distinct perspective to promote the best interests of Royal Gold and our stakeholders. Our CNG Committee has identified substantive areas of expertise that the Board as a whole should represent. The following table describes these core competencies:
Audit Committee Financial Expert
All members of the AF Committee are audit committee financial experts. These directors understand, advise on, and oversee our capital structure, financing and investing activities, financial reporting, and internal controls.

Board Service at Other Public Companies	Board service at other public companies provides additional understanding of corporate governance practices and trends, board management, oversight of senior management, and succession planning.
Business Development and Marketing
Prior responsibility for growth and strategic decision making is critical to the oversight of our business, including the development and assessment of our core business strategy, planning, and marketing.

CEO or CFO Experience
Hands-on leadership experience as a CEO or CFO is valuable in core management areas such as strategic planning, preparation and adherence to budgets, financial reporting, compliance, and risk management.

Corporate Governance Experience	A deep understanding of a board’s duties and responsibilities to all stakeholders enhances board effectiveness and ensures independent oversight that is aligned with stockholder interests.
Finance Experience
A strong understanding of finance and accounting is important for ensuring the integrity of our financial reporting, critically evaluating our performance, and ensuring our ability to grow our stream and royalty portfolio.

Industry, Mining, or Geology Experience
Experience in the mining industry and with mine operations, mine finance, and geology gives valuable insight into the operational and financial issues facing our existing and potential future stream and royalty counterparties.

Industry Association Participation
Many of our directors are or have been members of mining industry associations such as the World Gold Council, National Mining Association, and Nevada Mining Association, giving them exposure to trends in the industry and continued visibility to decision-makers at global mining companies.

International Business Experience	Our directors have served as executives in a wide variety of global mining organizations, which provides them with unique insight into growing a business globally.
Leadership Experience
Skills developed from senior positions in numerous organizations leading operational, technical, business development, accounting, finance, legal, and other teams are passed on to our management team to foster talent development among the current and next generation of our leadership.

Legal and Compliance Experience	Our Board benefits from directors who possess a broad range of legal skills, including with respect to regulatory matters, negotiation, corporate compliance, litigation, and dispute resolution.
Reputation in the Industry	Our directors are well known in the industry and held in high regard by their peers.
Risk Management
Our directors can support management in recognizing, managing, and mitigating key risks such as safety, cybersecurity, regulatory compliance, competition, finance and financial reporting, brand integrity, talent development, and succession planning.

Sustainability and ESG	Experience with sound sustainability and ESG practices, including human capital management, helps to ensure that our business model is designed to be sustainable into the future.
2021 PROXY STATEMENT	11

PROPOSAL 1: ELECTION OF DIRECTORS
BOARD BIOGRAPHIES
Below is biographical information about our director nominees and continuing directors as of September 20, 2021. Director qualifications and experience are also summarized on page 4.
DIRECTOR NOMINEES
WILLIAM HEISSENBUTTEL, 56 Class I Director – term expires 2021 President and Chief Executive Officer Director since 2020 Not Independent
BACKGROUND	CORE COMPETENCIES

Mr. Heissenbuttel has more than 30 years of corporate finance experience, including 25 years in project and corporate finance in the metals and mining industry. Mr. Heissenbuttel was appointed our President and Chief Executive Officer and a Class I director, effective January 2020. Previously, he served as our Chief Financial Officer and Vice President Strategy from June 2018 to January 2020, Vice President Corporate Development from 2007 to June 2018, Vice President Operations from 2015 to June 2016, and Manager Corporate Development from 2006 to 2007.
Prior to joining Royal Gold, Mr. Heissenbuttel served as Senior Vice President from 2000 to 2006 and Vice President from 1999 to 2000 at N M Rothschild & Sons (Denver) Inc. From 1994 to 1999, he served as Vice President and then Group Vice President at ABN AMRO Bank N.V. From 1987 to 1994, he was a Senior Credit Analyst and an Associate at Chemical Bank Manufacturers Hanover.
Mr. Heissenbuttel holds a Master of Business Administration degree from the University of Chicago and a Bachelor of Arts degree from Northwestern University.
Leadership and Governance Current executive and governance experience as our President and CEO
Finance Background as a corporate and project finance lender and previously served as our CFO
Industry, Mining, and International Business 25 years of experience in project and corporate finance in metals and mining industries
Business Development and Marketing Head of our business development activities and leader of mining project finance in banking industry
Risk Management, Sustainability, and ESG Overall management responsibility for our risk management, sustainability, and ESG programs
12	ROYAL GOLD, INC.

PROPOSAL 1: ELECTION OF DIRECTORS
JAMIE SOKALSKY, 64 Class I Director – term expires 2021 President and Chief Executive Officer Director since 2015 Independent Audit and Finance Committee Member Audit Committee Financial Expert
BACKGROUND	CORE COMPETENCIES

Mr. Sokalsky has served as Chairman of Probe Metals, Inc. (TSX-V: PRB) since 2016 and as a director of Agnico-Eagle Mines Ltd. (NYSE: AEM) since 2015. Mr. Sokalsky has over 25 years of progressive experience in the mining industry, starting in 1993 as Treasurer and Vice President of Barrick Gold Corporation, where he served as Chief Financial Officer from 1999 to 2012 and CEO, President, and a director from 2012 to 2014. Mr. Sokalsky served as Chairman of the Board of Probe Mines Limited from 2014 to 2016 and as a director of Pengrowth Energy Corporation (NYSE: PGH) from 2015 to 2018.

Board Service and Compensation and Corporate Governance Experience
Director, Chair of the Audit Committee, and member of the Governance Committee of Agnico-Eagle, Chairman of the Board and Compensation Committee and Nominating and Governance Committee of Probe Metals, past director of Pengrowth Energy Corporation and World Gold Council, past member of the International Council on Mining and Metals

Leadership
Over 30 years of senior executive experience in finance, capital markets, corporate strategy, project development, acquisitions, and divestitures, including extensive board, CEO, and CFO experience with international mining organizations and board experience serving as a director for seven public companies, five of which were precious metals mining companies

International Mining More than 20 years of experience in international gold mining, encompassing strategy, finance, operations, mergers, acquisitions, and divestitures
Finance Audit committee financial expert as determined by our Board, extensive finance experience as CFO and Treasurer of Barrick, Chartered Professional Accountant designation
Business Development and Marketing Extensive experience in corporate development for Barrick
Industry Association Participation Prior board member of World Gold Council and International Council on Mining and Metals
2021 PROXY STATEMENT	13

PROPOSAL 1: ELECTION OF DIRECTORS
WILLIAM HAYES, 76 Class II Director – term expires 2022 Chairman of Board of Directors since 2014 Director since 2008 Independent Chairman of Audit and Finance Committee Audit Committee Financial Expert
BACKGROUND	CORE COMPETENCIES

Mr. Hayes served as a director of Antofagasta PLC (LON: ANTO) from 2006 to 2019, where he held various positions over time, including Senior Independent Director, Audit Committee Chair, and a member of the Safety and Sustainability Committee, Compensation Committee, and Nominating and Governance Committee. Mr. Hayes has also served as Chairman of the Board of Tethyan Copper Company since 2007. Mr. Hayes has over 30 years of progressive experience focused on mining. Mr. Hayes retired from Placer Dome Inc., where he served as Executive Vice President for Project Development and Corporate Affairs from 2004 to 2006, Executive Vice President for USA and Latin America from 2000 to 2004, and Executive Vice President for Latin America from 1994 to 2000. Mr. Hayes also worked as an executive, including Chief Financial Officer, for various mining operations in Latin America since 1988.
Board Service; Safety and Sustainability Previously served as a director and member of the Audit Committee and the Safety and Sustainability Committee at Antofagasta PLC
Leadership, Finance, and International Business Audit committee financial expert as determined by our Board, prior executive roles for Placer Dome and Exxon Minerals
Industry Association Participation Previously served as President of the Mining Council in Chile and President of the Gold Institute in Washington, D.C.
Mining Previously responsible for six operating mines in Chile and the U.S. and five development projects in the U.S., Chile, Dominican Republic, and Africa
Business Development and Marketing Extensive experience in project development and corporate affairs
Executive Compensation and Corporate Governance Previously served as a member of Compensation Committee and Nominating and Governance Committee of Antofagasta PLC
14	ROYAL GOLD, INC.

PROPOSAL 1: ELECTION OF DIRECTORS
FABIANA CHUBBS, 56 Class III Director – term expires 2023 Director since 2020 Independent Audit and Finance Committee Member Audit Committee Financial Expert
BACKGROUND	CORE COMPETENCIES

Ms. Chubbs has served as a director of Lithium Americas Corp. (TSX and NYSE: LAC) since June 2019. Ms. Chubbs served as Chief Financial Officer of Eldorado Gold Corporation from 2011 to April 2018. She joined Eldorado in 2007 and led treasury and risk management functions until accepting the Chief Financial Officer position. Prior to Eldorado, Ms. Chubbs was a Senior Manager with PwC Canada. During her ten years at PwC Canada, she specialized in audits of public mining and technology companies. Ms. Chubbs started her career in her native Argentina, with experience divided between PwC Argentina and IBM. Ms. Chubbs holds dual degrees from the University of Buenos Aires, including a Certified Public Accountant bachelor’s degree and a Bachelor of Business Administration degree. She is a Chartered Public Accountant in Canada.
Board Service; Risk Management and Corporate Governance Chair of the Audit Committee and Risk and Vice Chair of the Governance, Nomination, Compensation, and Leadership Committee of Lithium Americas
Leadership Executive experience at an international mining organization
International Mining Previous executive at a Canadian gold mining company with international mining operations

Finance
Audit committee financial expert as determined by our Board, extensive finance experience as CFO of Eldorado and Senior Manager with PwC, chair of the Audit Committee and Risk of Lithium Americas, member of Financial Executives International (FEI Canada) and the Institute of Corporate Directors

2021 PROXY STATEMENT	15

PROPOSAL 1: ELECTION OF DIRECTORS
KEVIN McARTHUR, 66 Class III Director – term expires 2023 Director since 2014 Independent Compensation, Nominating, and Governance Committee Member
BACKGROUND	CORE COMPETENCIES

Mr. McArthur has served as Chairman of the Board of Boart Longyear Limited (ASX: BLY) since September 2019 and a director of First Quantum Minerals Ltd. (TSX: FM) since May 2021. Mr. McArthur previously served as a director of Pan American Silver Corp. (Nasdaq and TSX: PAAS) from February 2019 to May 2020. Mr. McArthur has over 40 years of progressive experience focused on mining. Mr. McArthur retired from Tahoe Resources Inc. where he served as a director and Chief Executive Officer from 2009 to 2015 and Executive Chairman from 2015 to February 2019. Prior to joining Tahoe Resources, Mr. McArthur was President and Chief Executive Officer of Glamis Gold Ltd. from 1996 to 2006 when it was purchased by Goldcorp Inc., where Mr. McArthur served as President and Chief Executive Officer and a director until his retirement in 2008.

Board Service; Safety, Environment, Executive Compensation, and Corporate Governance
Chairman of Boart Longyear Limited, past director of Pan American Silver Corp, Tahoe Resources, Goldcorp, Glamis Gold, Consolidated Thompson Iron Mines Limited, Cloud Peak Energy Inc., and Pembrook Mining Corp, prior service as Chairman of the following committees: Pembrook Audit Committee, Pembrook and Consolidated Thompson Governance Committees, Cloud Peak Health, Safety, Environment, and Communities Committee, and Consolidated Thompson Special Committee during an M&A transaction, prior member of Pembrook and Consolidated Thompson Compensation Committees and Cloud Peak Governance and Nominating Committees

Leadership
Extensive experience as president and CEO of international mining companies since 1998, founder, former Executive Chair, President, and CEO of Tahoe Resources, former President, CEO, and director of Goldcorp, former President and CEO of Glamis Gold, and former director of Consolidated Thompson, Cloud Peak, and Pembrook

Industry, Mining, and Geology
More than 20 years of CEO experience in the mining business and over 40 years of operational, senior management, and executive experience in the mining industry, including mine financing, mine construction, mine operations, mining engineering, and geology, Bachelor of Science degree in Mining Engineering from University of Nevada

Finance and International Business
Experience as a mine general manager, experience with mergers and acquisitions through various roles in projects, and the executive management of operations in Chile, Spain, Canada, Mexico, Honduras, Guatemala, Peru, Argentina, and Panama

Business Operations Many years of direct operations experience in Nevada, Alaska, and California, including 9 years in a variety of mine operations positions and 10 years as mine general manager
Business Development and Marketing Extensive experience in corporate development for Tahoe Resources, Goldcorp, and Glamis Gold
16	ROYAL GOLD, INC.

PROPOSAL 1: ELECTION OF DIRECTORS
RONALD VANCE, 69 Class II Director – term expires 2022 Director since 2013 Independent Chairman of Compensation, Nominating, and Governance Committee
BACKGROUND	CORE COMPETENCIES

Mr. Vance served as Chairman of the Board of Southern Peaks Mining L.P. in 2018. Mr. Vance has over 40 years of experience in mining and corporate development. Mr. Vance retired from Teck Resources where he served as Senior Vice President, Corporate Development from 2006 to 2014. Prior to joining Teck Resources, Mr. Vance worked as Managing Director of Rothschild (Denver) Inc. from 1991 to 2000 and as Managing Director/Senior Advisor of Rothschild Inc. from 2000 to 2005.

Finance and International Business
Expertise in capital markets, finance, mergers, and acquisitions in the mining industry, expertise in managing the generation, negotiation, and execution of complex, large-scale transactions, experience building strategic commercial relationships with a broad range of international companies and developing and executing corporate and structured financing arrangements

Industry and Mining More than 30 years of executive experience in the mining industry
Business Development and Marketing Extensive experience in corporate development, strategic planning, project development, and marketing of precious metals
Executive Compensation, Corporate Governance, and ESG Chairman of our CNG Committee since 2017
Industry Association Participation Past director of the Gold Institute and World Gold Council and past member of Denver Gold Group and various trade association committees
2021 PROXY STATEMENT	17

PROPOSAL 1: ELECTION OF DIRECTORS
SYBIL VEENMAN, 58 Class III Director – term expires 2023 Director since 2017 Independent Compensation, Nominating, and Governance Committee Member
BACKGROUND	CORE COMPETENCIES

Ms. Veenman has served as a director of Major Drilling Group International Inc. (TSX: MDI) since December 2019 and NexGen Energy Ltd. (NYSE: NXE) since August 2018. Ms. Veenman previously served as a director of IAMGOLD Corporation (NYSE: IAG) from 2015 to May 2021 and Noront Resources Ltd. (TSX-V: NOT) from 2015 to February 2020. Ms. Veenman has over 25 years of progressive experience in the mining industry. Most recently, she served in various officer positions at Barrick Gold Corporation from 1994 to 2014, including Senior Vice President and General Counsel and a member of the executive leadership team from 2010 to 2014.
Board Service Independent director of Major Drilling Group International Inc. and NexGen Energy Ltd, prior director of IAMGOLD Corporation and Noront Resources

Corporate Governance, Safety, and Environment
Member of the Compensation Committee and Nominating and Corporate Governance Committee of NexGen Energy, chair of the Corporate Governance and Nominating Committee and member of the Human Resources and Compensation Committee of Major Drilling Group, prior member of the Audit and Finance Committee and the Safety, Environment, and Reserves Committee of IAMGOLD, prior Chair of Compensation, Governance, and Nominating Committee of Noront, completed Institute of Corporate Directors, Director Education Program and achieved ICD.D designation, played key role in review and restructuring of governance practices and policies at Barrick following adoption of Sarbanes-Oxley Act

Industry, Mining, and International
More than 20 years of experience with international gold mining company with large portfolio of operating mines, development projects, and exploration properties across five continents

Leadership Previous member of executive leadership team of Barrick, General Counsel of Barrick, heading global legal department comprised of approximately 35 lawyers in 11 countries

Legal, Risk, and Compliance
Previous General Counsel of Barrick, heading global legal department with responsibility for managing overall legal affairs of the company including legal support of mergers and acquisitions and debt and equity financings, management of litigation, and development and oversight of key compliance policies and programs and joint oversight responsibility for enterprise risk management, security and asset protection, and community, health, environment, safety, and security audit functions; and engaged in private practice with a focus on corporate/commercial, mergers and acquisitions, and securities

Compensation and ESG Many years of experience with compensation, sustainability, and ESG matters as previous General Counsel of Barrick and a member of several board committees
18	ROYAL GOLD, INC.

PROPOSAL 1: ELECTION OF DIRECTORS
DIRECTOR INDEPENDENCE

Our Board has determined that each of our directors, other than Mr. Heissenbuttel, is independent under the rules of the Securities and Exchange Commission (“SEC”) and the listing standards of the Nasdaq Stock Exchange (“Nasdaq”). Our Board has also determined that none of our independent directors has any relationship with us that would interfere with the exercise of their independent judgment in carrying out their responsibilities as a director.

THE BOARD’S ROLE AND
RESPONSIBILITIES
Our Board is elected by stockholders to oversee management and assure that stockholders’ long-term interests are being served. A significant portion of our Board’s oversight responsibility is carried out through its standing committees: the AF Committee and the CNG Committee. All committee members are independent under Nasdaq and SEC rules. Each committee meets regularly throughout the year, receives reports from senior management, reports its actions to the Board, and evaluates its performance annually. Each committee is authorized to retain outside advisors.
2021 PROXY STATEMENT	19

PROPOSAL 1: ELECTION OF DIRECTORS
BOARD OVERSIGHT OF RISK MANAGEMENT
Our Board is responsible for overseeing risk management, with a focus on the most significant known and potential risks confronting the organization, including any changes to the business needed to address these risks. We have established an enterprise risk management program that is designed to identify, define, manage, and mitigate risks as appropriate. Management is responsible for supervising day-to-day risk management and regularly reports to the Board and its committees on risk management matters. The Board reviews the adequacy of the enterprise risk management program and recommends appropriate changes to the program to management. Each of our directors has experience with risk management at the enterprise level.

BOARD OF DIRECTORS

Our Board oversees enterprise-level risk, including risks associated with strategy and operations

AUDIT AND FINANCE COMMITTEE

- Integrity of financial statements
- Internal controls
- Disclosure controls and procedures
- Accounting compliance
- Cybersecurity
- Compliance program
- Capital structure and allocation

COMPENSATION, NOMINATING, AND GOVERNANCE COMMITTEE

- Regulatory
- Board organization and membership
- ESG and sustainability
- Diversity
- Succession planning
- Management development
- Executive compensation and retention

MANAGEMENT

Our management administers, reviews, and updates our enterprise risk management program and provides quarterly reviews to our Board

20	ROYAL GOLD, INC.

PROPOSAL 1: ELECTION OF DIRECTORS
PROCESS FOR SELECTING DIRECTORS
Succession Planning
The CNG Committee considers the current and long-term needs of our business and seeks director candidates based on our emerging needs and current Board structure, tenure, skills, diversity, and experience.
Identify Qualified and Diverse Candidates

The CNG Committee identifies a pool of qualified and diverse director candidates through a robust search process, which may include an independent search firm.
In accordance with our Diversity Policy, the CNG Committee includes diverse individuals in any director search. Specifically, when identifying new director candidates, the CNG Committee requires that the initial list of candidates, whether generated internally or by a search firm, include qualified candidates of gender, as well as racial and ethnic, diversity.
In addition, the CNG Committee considers the following qualifications, among others:

• Experience in mining and mine finance • Independence • Integrity and perspective • Broad business judgment and leadership skills
•
Areas of expertise

•
Skills that may fill gaps on the Board

•
Personal qualities and reputation in the business community

•
Ability and willingness to commit adequate time to Board and committee duties

The CNG Committee will consider director candidates recommended by stockholders using the same criteria outlined above. Stockholders should submit their recommendations in writing to our Corporate Secretary in accordance with the advance notice and other provisions of our Bylaws.
In-depth Review and Interview Process
Director candidates are interviewed by members of the CNG Committee, the Chairman of our Board, and our President and CEO.
Decision and Nomination
The CNG Committee recommends, and the full Board approves, nominees who are best qualified to serve the interests of Royal Gold and its stockholders.
Election
Director nominees are presented to stockholders for election to a three-year term.
Results

Significant Refresh Among Independent Directors – Five of our six current independent directors joined the Board in the past eight years, including Fabiana Chubbs who joined in fiscal year 2021.
New Management Director – After a thorough search process, our Board appointed Mr. Heissenbuttel to serve as our President and CEO and a Class I director effective January 2020. Our Board has nominated Mr. Heissenbuttel to stand for election as Class I director at our 2021 annual meeting.

2021 PROXY STATEMENT	21

PROPOSAL 1: ELECTION OF DIRECTORS
COMMITMENT TO SOCIAL RESPONSIBILITY

We believe responsible mining and business practices create sustainable value for all stakeholders. We are committed to good governance, environmental stewardship, human rights, fair labor practices, and employee well-being. We support and respect the cultures and values of the host countries and the indigenous and local communities where we invest.

As a passive investor in mining projects, we do not have direct influence or control over operators or operations at the properties in which we invest. In addition, with fewer than 30 employees across four offices in three countries, our direct environmental and social footprint is modest. However, as a key financing alternative for mining projects throughout the world, we believe in instilling the principle of social responsibility and environmental stewardship in our business interactions when we can, as summarized below:
ESG Policy	Our Environmental, Social, and Governance Policy sets forth our core commitment to furthering responsible and sustainable mineral development as a means to create long-term value for our stakeholders.
World Gold Council Responsible Gold Mining Principles	We are a member of the World Gold Council and endorse its Responsible Gold Mining Principles, which promote sustainable gold mining.
International Council on Metal & Mining 10 Principles	We endorse the International Council on Metal and Mining 10 Principles for Sustainable Development across the mining and metals industries.
London Bullion Market Association’s Responsible Sourcing Programme	Deliveries of metal under our streaming agreements must meet the London Bullion Market Association “Good Delivery” standards, which require adherence to the association’s “Responsible Sourcing Programme” designed to combat money laundering, terrorist financing, and human rights abuses in global metals markets.
Operator Engagement
Many of the operators we work with have endorsed at least one international ESG charter, such as the World Gold Council’s Responsible Gold Mining Principles, International Council on Metal & Mining 10 Principles for Sustainable Development, United Nations Global Compact, Global Reporting Institute Standards, IFC Performance Standards on Social and Environmental Sustainability, and Extractive Industries Transparency Initiative.

New Investments	We seek new stream and royalty investment opportunities with responsible operators that maintain appropriate focus on ESG risks at their operations.
Due Diligence	During our review of new investment opportunities, we conduct considerable due diligence, including review of operators’ commitments to ESG principles.
Contractual Safeguards	We seek to mitigate ESG risk to our investments through negotiation of appropriate contractual safeguards when possible.
Ongoing Monitoring	We monitor operators’ management of ESG risks on an ongoing basis and, where appropriate, enforce our contractual rights.
Host Community Commitment
We actively seek opportunities to advance sustainability initiatives with the goal of allowing communities to thrive during and following mining operations. During fiscal year 2021, we partnered with the Pueblo Viejo Joint Venture and Project C.U.R.E. to fund the delivery of donated medical supplies and equipment to five hospitals within the host communities of the Pueblo Viejo mine. We also entered into a 5-year, $750,000 commitment to support Golden Star Oil Palm Plantation Ltd., an award-winning social enterprise project founded by Golden Star in Ghana. This organization partners with traditional community authorities and farmers in the area around the Wassa mine to develop oil palm plantations without deforestation and provides income for over 700 farmers and part-time contractors. Our contribution is expected to be used to expand the organization’s operations around Wassa and thereby promote sustainable agribusiness.
Many of our other operators also actively and positively impact the communities where they mine. We encourage their efforts and often make our own financial contributions in support of their programs. For example, as part of our recent stream agreement relating to the NX Gold Mine in Brazil, we agreed to contribute $5 per ounce of gold delivered under the agreement towards the operator’s ESG commitments around the mine.

22	ROYAL GOLD, INC.

PROPOSAL 1: ELECTION OF DIRECTORS
Supplier Code of Conduct
When selecting new investments or entering into relationships with other suppliers, we consider whether these suppliers hold values and promote practices that align with our commitment to ethical behavior, respect for human rights, engagement with local communities and environmental stewardship, as outlined in our Supplier Code of Conduct.

Human Rights Policy
We are committed to respecting human rights in the jurisdictions where we operate. We comply with all applicable laws concerning human rights; prohibit the hiring of individuals under the legal age of employment; prohibit all forms of human trafficking and forced labor, including prison labor, indentured labor, bonded labor, and modern forms of slavery; comply with applicable wage, work hours, overtime, and benefits laws; and promote diversity and inclusion, equal opportunity, and intolerance to discrimination and harassment.

People Policy and Antidiscrimination
We are committed to the well-being of all our employees. Our People Policy promotes a safe and healthy workplace and requires strict adherence to legal and ethical standards in our business practices. For each of the past five years, we have recorded a total recordable injury frequency rate of zero for our employees. We also value the organizational strength that comes from a talented and diverse workforce.
We are committed to an inclusive work environment where individuals are treated with fairness and respect and are given equal opportunity to develop and advance without regard to age, race, sex, gender identity or characteristics, color, religion, national origin, disability, sexual orientation, marital status, military status, pregnancy, genetic information, or any other status protected by law.

Diversity Policy
The success of our business depends heavily on the quality and skills of our people. The wide array of perspectives and experiences that are derived from a diverse Board and workforce enhances creativity, productivity, and overall organizational strength. We maintain a Diversity Policy that encourages diversity across the organization.
Under our Diversity Policy, the CNG Committee includes diverse individuals in any new director search. Specifically, when identifying new director candidates, the CNG Committee requires that the initial list of candidates, whether generated internally or by a search firm, include qualified candidates of gender, as well as racial and ethnic, diversity.

Employee Community Service
We believe in giving back at home, supporting the communities where we live and work. Our annual charitable giving is administered by a committee of employees that selects donation targets and recipients in our local communities. Our employees can also take two days of paid leave per year to serve nonprofit organizations of their choosing. We are proud to partner with leading charities in Denver, Luzern, Toronto, and Vancouver that are actively responding to community needs with respect to medical supplies, homelessness, food security, and elder care.

Anticorruption Policy
Our Anticorruption Policy is designed to ensure that Royal Gold does not receive an improper advantage in its business dealings and maintains accurate books and records. Employees and others working on our behalf are prohibited from offering or giving anything of value to foreign officials or others to obtain an improper benefit.

CONDITIONAL RESIGNATION POLICIES
MAJORITY VOTE
Under our Bylaws and Governance Guidelines, upon election or appointment to our Board and promptly following each annual meeting at which a director is reelected, each director must submit a contingent, irrevocable resignation relating to their directorship. The resignation will become effective only if the director fails to receive the required majority vote at the next annual meeting where the director is standing for election and the Board accepts the resignation. If a nominee does not receive a majority of the votes cast, the CNG Committee will make a recommendation to the Board whether to accept or reject the resignation or whether some other action should be taken.
AGE
We do not impose a mandatory retirement age for directors. However, under our Governance Guidelines, a director who has reached the age of 72 must submit an annual letter of resignation. The resignation will become effective only if accepted by a majority of the disinterested directors. During 2021, Mr. Hayes tendered a conditional resignation
2021 PROXY STATEMENT	23

PROPOSAL 1: ELECTION OF DIRECTORS
letter based on this policy. Taking into account the recommendation of the CNG Committee and having considered Mr. Hayes’ skills, experience, areas of expertise, leadership, and other attributes, the disinterested directors chose not to accept his resignation.
We do not impose term limits, as we believe they could result in a potential loss of contributions by directors who have developed increasing insight into our business and operations.
JOB CHANGE
Any director who retires from their job or substantially changes their principal occupation or business association must submit a letter of resignation in accordance with our Governance Guidelines. The resignation will become effective only if accepted by a majority of the disinterested directors.
MANAGEMENT SUCCESSION PLANNING
We are committed to ensuring that we are continually developing leadership talent within the organization, and our Board is actively engaged in talent management. The Board regularly reviews and discusses our leadership pipeline and succession plans with a focus on executive positions. High-potential leaders are given exposure and visibility to directors through meeting presentations and informal events.
STOCKHOLDER ENGAGEMENT
We proactively engage with significant stockholders throughout the year. Our stockholder engagement is focused on dialogue, transparency, and responsiveness. In 2021, we engaged on a variety of topics with most of our largest stockholders that actively manage their portfolios. Topics of engagement included our financial performance, investment portfolio, corporate strategy, competitive environment, capital allocation, and succession planning. Various members of our management team participate in these dialogues at times. In 2021, we also held a virtual investor update in which various members of the senior management team provided an update to the market on our strategy and approach to growth, operations, sustainability, governance, and capital allocation. Participants had the opportunity to ask questions and engage in a discussion with management on these and other topics. Our management team provides quarterly updates to our Board on stockholder engagement and feedback.
COMMUNICATION WITH DIRECTORS

Stockholders and other interested parties who wish to communicate with our Board, including our independent Chairman of the Board, independent and nonmanagement directors as a group, or any other individual director, may send their communication to our Corporate Secretary at Royal Gold, Inc., 1144 15th Street, Suite 2500, Denver, Colorado 80202, or corporatesecretary@royalgold.com.

Our Corporate Secretary reviews communications to the Board. Communications relating to accounting, auditing, or fraud are forwarded to the Chairman of our AF Committee, and any other communications addressing a legitimate business issue are forwarded to other members of our Board as appropriate.
24	ROYAL GOLD, INC.

PROPOSAL 1: ELECTION OF DIRECTORS
BOARD STRUCTURE
Our Board does not have a policy regarding separation of the roles of Chairman and CEO. Our Board believes it is in our best interest to make that determination based on circumstances from time to time. Our Board believes that having an independent, nonexecutive Chairman is currently the most appropriate structure. In the Board’s view, its current leadership structure effectively allocates authority, responsibility, and oversight between management and the independent directors. Mr. Hayes has served as our independent Chairman since May 2014. If in the future we decide to appoint a non-independent chair, our Governance Guidelines state that our independent directors will also appoint a lead independent director.
COMMITTEES OF THE BOARD
Our Board has two standing committees: Audit and Finance Committee (“AF Committee”) and Compensation, Nominating, and Governance Committee (“CNG Committee”). Each committee is governed by a written charter that is reviewed annually and updated as appropriate to reflect best practices and regulatory or business changes. Each committee also reviews annually its own compliance with its charter. Committee charters are available on our website at www.royalgold.com under “ESG — ESG Document Library.”
AUDIT AND FINANCE COMMITTEE
William Hayes, Chairman Jamie Sokalsky Fabiana Chubbs
COMMITTEE MEMBERS AND HIGHLIGHTS
•
AF Committee held four meetings in fiscal year 2021

•
All members are independent under Nasdaq and SEC rules

•
All members are audit committee financial experts under SEC rules

•
All members satisfy the Nasdaq financial literacy and sophistication requirements

KEY RESPONSIBILITIES
•
Oversees the integrity of our financial statements

•
Oversees compliance with legal and regulatory requirements and corporate policies

•
Appoints, retains, and oversees the independent registered public accountant and evaluates its qualifications, performance, and independence

•
Approves auditing services and any non-audit services to be rendered by the independent registered public accountant

•
Monitors the internal audit process and critical accounting policies

•
Reviews the adequacy of financial and operating controls

•
Oversees our financial strategy, capital structure, and liquidity position

•
Oversees our cybersecurity program

•
Reviews and approves related-person transactions

2021 PROXY STATEMENT	25

PROPOSAL 1: ELECTION OF DIRECTORS
COMPENSATION, NOMINATING, AND GOVERNANCE COMMITTEE
Ronald Vance, Chairman Kevin McArthur Sybil Veenman
COMMITTEE MEMBERS AND HIGHLIGHTS
•
CNG Committee held five meetings in fiscal year 2021

•
All members are independent under Nasdaq and SEC rules, including the enhanced independence rules applicable to compensation committee members

KEY RESPONSIBILITIES
•
Oversees our compensation strategy

•
Reviews and approves the compensation to be paid to executives

•
Recommends to the Board compensation to be paid to our nonemployee directors

•
Administers our equity incentive plan

•
Oversees the preparation of our compensation disclosures

•
Identifies and recommends to the Board director nominees

•
Advises the Board on corporate governance matters

•
Reviews our corporate governance policies

•
Oversees sustainability and ESG initiatives

•
Has authority to retain an independent compensation consultant

BOARD PRACTICES, PROCESSES, AND
POLICIES
MEETINGS AND ATTENDANCE
Our Board held 14 meetings during fiscal year 2021. Each director attended 75% or more of the meetings of the Board and the committee on which he or she served during fiscal year 2021. It is our policy that directors attend our annual stockholders’ meeting, and all of our directors attended last year’s virtual annual stockholders’ meeting.
EXECUTIVE SESSIONS
Our independent and nonemployee directors meet regularly in executive sessions. Each of the AF Committee and CNG Committee also meets regularly in executive sessions. Executive sessions are generally scheduled immediately before or after each regular meeting.
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PROPOSAL 1: ELECTION OF DIRECTORS
BOARD AND COMMITTEE ASSESSMENTS
Our Board considers a thorough and constructive assessment process to be critical in properly assessing Board and committee effectiveness. Each year, the CNG Committee oversees assessments of the Board and each committee concerning their structure, role, responsibilities, and performance.
Annual Review
The CNG Committee oversees an annual self-assessment of Board and committee performance and effectiveness.
Board Assessment
Our Board’s self-assessment focuses on numerous aspects of corporate governance and performance of the Board’s duties and responsibilities, including, for example, the Board’s culture and interactions with management; the structure, size, competencies, and experience of the Board and its committees; the Board’s effectiveness in guiding strategic direction; succession planning; and the adequacy of agendas, time allotments, and information provided to directors. Our Board may also identify skill gaps and prioritizes skills that need to be added during its nomination process.
Committee Assessment
Simultaneously with the Board’s self-assessment, committee members assess the performance and effectiveness of the committee on which they serve.

Outcome
Our Board has determined the Board and its committees operated effectively during fiscal year 2021.
Follow Up
The CNG Committee takes into account the assessment results, and in particular the assessment of directors’ skills and qualifications, when recommending director nominees to stockholders.
Policies and practices of the Board may be updated based on the assessment results. Director suggestions for improvements to the assessment process are incorporated on an ongoing basis.

DIRECTOR ONBOARDING AND CONTINUING EDUCATION
We conduct a comprehensive onboarding program with incoming directors to introduce them to Royal Gold and our management, business model, corporate strategy, financial condition, corporate organization, and governance practices.
Directors receive information to assist in the performance of their duties as directors and committee members, as applicable, including quarterly updates concerning legal, regulatory, accounting, tax, finance, compliance, and governance developments. We reimburse directors for attendance at external director education programs, membership in director organizations, and subscriptions to publications concerning governance and other relevant matters.
2021 PROXY STATEMENT	27

PROPOSAL 1: ELECTION OF DIRECTORS
BOARD GOVERNANCE GUIDELINES
Our Board has adopted Governance Guidelines as a general framework to assist the Board in carrying out its responsibilities. The Governance Guidelines are reviewed annually and updated as appropriate for evolving best practices and regulatory developments. The Governance Guidelines are available on our website at www.royalgold.com under “ESG — ESG Document Library.”
CODE OF BUSINESS CONDUCT AND ETHICS
Our Code of Business Conduct and Ethics applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer, and the members of our Board. A copy of our Code of Business Conduct and Ethics is available on our website at www.royalgold.com under “ESG — ESG Document Library.” We intend to disclose any changes to or waivers from the Code of Business Conduct and Ethics that are required to be disclosed by posting this information on our website.
RELATED-PERSON TRANSACTIONS
In accordance with its charter, the AF Committee is responsible for reviewing transactions involving Royal Gold and any related persons, as defined under SEC rules. Any transaction with a related person, other than transactions available to all employees generally or involving less than $120,000, must be approved or ratified by the AF Committee. Related persons include, for example, directors, executives, greater than 5% beneficial owners, and their family members and associated entities. In determining whether to approve a transaction, the AF Committee considers all relevant facts and circumstances and takes into account, among other factors, whether the transaction is on terms no less favorable to us than terms generally available to an unaffiliated third party under the same or similar circumstances; whether the transaction would impair the independence of an independent director; and whether the transaction would present an improper conflict of interest for any director or executive. No related-person transactions were required to be reported for fiscal year 2021.
ANTI-HEDGING AND ANTI-PLEDGING POLICIES
Our Insider Trading Policy prohibits directors, officers, and employees from hedging against their investments in our stock. This helps to ensure alignment between the interest of management and our stockholders generally. Specifically, the policy prohibits any director, officer, or employee from engaging in any of the following activities related to Royal Gold securities, including securities held directly or indirectly by the individual and equity awards received from us as compensation:
•
trading in our securities on a short-term basis; our policy provides that stock purchased on the open market should generally be held for a minimum of six months and ideally longer

•
purchasing or holding our securities on margin

•
short selling our securities

•
buying or selling put or call options or other derivative securities relating to our stock

•
engaging in hedging or monetization transactions, such as collars, equity swaps, prepaid variable forwards, and exchange funds with respect to our securities

•
participating in investment clubs that invest in our securities

•
placing open orders of longer than three business days or ending after a trading window has closed other than pursuant to a qualified trading plan

•
pledging our securities as security for any obligation

Our Insider Trading Policy is reviewed annually by the CNG Committee and the Board and updated as appropriate. Our Insider Trading Policy is available on our website at www.royalgold.com under “ESG — ESG Document Library.”
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PROPOSAL 1: ELECTION OF DIRECTORS
TRADING CONTROLS
Under our Insider Trading Policy, directors, officers, and employees on our restricted trading list must receive permission from our Corporate Secretary before entering into any transactions in our securities. Generally, trading is permitted only during open trading periods. Insiders may enter into a 10b5-1 trading plan under SEC rules. These trading plans may be entered into only during an open trading period and with preapproval from our Corporate Secretary.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of the CNG Committee who served during the last fiscal year is, or has ever been, an officer or employee of Royal Gold or its subsidiaries. In addition, during the last fiscal year, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board or the CNG Committee.
DIRECTOR COMPENSATION
Our director compensation program is designed to reflect current market trends with respect to director compensation. Among other things, our program is designed to provide a significant portion of total compensation in the form of equity to align the interests of directors with the interests of stockholders generally.
The CNG Committee is responsible for evaluating, and recommending to our independent directors, the compensation paid to nonemployee directors. The independent directors consider the CNG Committee’s recommendation and make final determinations on compensation for our nonemployee directors.
We do not have a retirement plan for nonemployee directors. Any executive who also serves as a director is not paid additional compensation for their service on our Board. Therefore, Mr. Heissenbuttel, as our President and CEO, does not receive any additional compensation for his service as a director.
PEER GROUP BENCHMARKING
The CNG Committee reviews director compensation annually and retains an independent compensation consultant to benchmark director compensation against our peer group every other year. When setting director compensation for fiscal year 2021 in August 2020, the CNG Committee relied on market information presented in May 2020 by its independent compensation consultant, Willis Towers Watson (“WTW”). WTW used the same peer group for evaluating fiscal year 2021 director compensation as it did for evaluating fiscal year 2021 executive compensation. You can find information about this peer group on page 48.
WTW provided market information with respect to the amount of director compensation using several methodologies, the forms of compensation used, and our stock ownership guidelines for directors.
The review of director compensation found that our director compensation levels were in line with market, and no change was made to the aggregate annual Board retainer and equity award.
2021 PROXY STATEMENT	29

PROPOSAL 1: ELECTION OF DIRECTORS
COMPONENTS OF FISCAL YEAR 2021 DIRECTOR COMPENSATION
Taking into account the benchmarking information described above and the recommendations of WTW, the CNG Committee recommended, and our independent directors approved, our fiscal year 2021 director compensation program, as described below.
Compensation Element for Nonemployee Directors	Fiscal Year 2021 Amount
Annual Board Retainer*	$70,000 ($10,000 increase from fiscal year 2020)
Board and Committee Meeting Fees*	$1,500 / Meeting Attended
Annual Retainer for Board Chair*	$115,000
Annual Retainer for Committee Chairs*	$25,000 ($10,000 increase from fiscal year 2020)
Annual Equity Award**	$150,000 target ($10,000 decrease from fiscal year 2020)

*
Retainers and fees are paid quarterly in cash.

**
Nonemployee directors received 1,124 shares of restricted stock (U.S. residents) or restricted stock units (Canadian residents) on August 19, 2020. Half of the shares vested immediately, and the remaining half vested on August 19, 2021, subject to continued service. The number of shares was determined based on the 30-day volume weighted average stock price for the period ended August 17, 2020, which was $133.46.

FISCAL YEAR 2021 DIRECTOR COMPENSATION
The following table provides information regarding compensation paid to or earned by our nonemployee directors for their services during fiscal year 2021.
Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(3) ($)	Total ($)
William Hayes	237,000	154,471	0	391,471
Fabiana Chubbs(2)	59,870	0	0	59,870
Kevin McArthur	98,500	154,471	0	252,971
Jamie Sokalsky	97,000	154,471	0	251,471
Ronald Vance	123,500	154,471	0	277,971
Sybil Veenman	97,000	154,471	0	251,471
Christopher Thompson(3)	35,821	154,471	54,400	244,692

(1)
Amount represents the grant date fair value of restricted stock or restricted stock units granted during fiscal year 2021, calculated in accordance with financial statement reporting rules. You can find information about the assumptions used to calculate grant date fair values in Note 9 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended June 30, 2021. In accordance with financial statement reporting rules, the grant date fair value for each share of restricted stock or restricted stock unit was $137.43, which was the closing price of our common stock on the August 19, 2020, grant date. The value shown in this table ($154,471) differs from the target value of the award in the previous table ($150,000). For administrative purposes, when the awards were granted, we used the 30-day volume weighted average stock price for the period ended August 17, 2020, which was $133.46, to calculate the number of shares to grant. For purposes of this table, we are required to report the awards at their grant date fair value calculated in accordance with financial statement reporting rules, as described above. As of June 30, 2021, Mr. Hayes held 562 shares of unvested restricted stock. All other nonemployee directors elected to defer their 2021 equity compensation pursuant to our Deferred Compensation Plan, which is described below.

(2)
Ms. Chubbs joined the Board on November 18, 2020.

(3)
Mr. Thompson retired from the Board on November 18, 2020. In recognition of Mr. Thompson’s long and distinguished service and significant contributions to Royal Gold and the Board, the CNG Committee accelerated the vesting of 562 shares of restricted stock in connection with his retirement. The value of these retirement benefits calculated in accordance with financial statement reporting rules was $54,400.

30	ROYAL GOLD, INC.

PROPOSAL 1: ELECTION OF DIRECTORS
DIRECTOR DEFERRED COMPENSATION PLAN
Our nonemployee directors are eligible to participate in our Deferred Compensation Plan. The plan allows participants to elect to set aside eligible cash and equity compensation in a tax-deferred vehicle for retirement or other life-event purposes. Participants can elect to receive certain income in a future year that would otherwise be paid in the upcoming year. These amounts are not subject to federal income tax at the time of contribution to the plan. The plan is intended to promote director retention by providing a long-term savings opportunity on a tax-efficient basis. Five of our six nonemployee directors elected to defer their fiscal year 2021 equity awards.
EXPENSES
We reimburse nonemployee directors for their out-of-pocket travel, lodging, and meal expenses incurred in connection with their travel in service to our Board.
DIRECTOR STOCK OWNERSHIP GUIDELINES
We expect our nonemployee directors to have a significant long-term financial interest in Royal Gold. To encourage alignment with the interests of stockholders, each nonemployee director is required to own shares of our common stock equal in value to $600,000 within five years from the date of their first equity grant. Nonemployee directors are required to hold 50% of the shares acquired pursuant to any equity grant until they meet their ownership target. Directors are also prohibited from hedging against their investments in our stock or pledging their shares. As of September 20, 2021, all nonemployee directors exceeded their ownership guidelines or were within their five-year phase-in period.
Director	Guideline Value	Actual Value of Stock Owned
William Hayes	$600,000	$1,052,953
Fabiana Chubbs	$600,000	$135,707*
Kevin McArthur	$600,000	$1,924,651
Jamie Sokalsky	$600,000	$1,752,902
Ronald Vance	$600,000	$1,576,766
Sybil Veenman	$600,000	$951,617

*
Ms. Chubbs became a director on November 18, 2020, and received her first equity grant on August 24, 2021. She has until August 24, 2026, to meet our stock ownership guidelines.

2021 PROXY STATEMENT	31

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 2: EXECUTIVE COMPENSATION
Our Board recommends a vote FOR approval of the advisory resolution on executive compensation
We are seeking stockholder approval of an advisory resolution on the compensation of our NEOs as described in the Compensation Discussion and Analysis, compensation tables, and related narrative discussion included in this proxy statement.
This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express a view on our fiscal year 2021 executive compensation policies and practices and the compensation paid to our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation policies and practices relating to our NEOs as described in this proxy statement. Because your vote is advisory, it will not be binding on the Board. However, as they have done in prior years, the Board and CNG Committee will consider the outcome of the say-on-pay vote when considering future compensation arrangements.
At our 2017 annual meeting, stockholders approved, on an advisory basis, holding the say-on-pay votes annually, and the Board has adopted a practice of providing for an annual say-on-pay vote. Accordingly, the next say-on-pay vote will occur at our 2022 annual meeting. The next advisory vote on the frequency of the say-on-pay vote will occur at our 2023 annual meeting.
Our Board recommends a “FOR” vote because it believes that our compensation policies and practices are effective in achieving our compensation goals of paying a competitive salary, providing attractive annual and long-term incentives to reward growth, and linking management interests with stockholder interests.
Key elements of our fiscal year 2021 executive compensation are described beginning on page 40.
Stockholders are asked to approve the following advisory resolution:
RESOLVED, that the compensation paid to Royal Gold’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved.
VOTE REQUIRED FOR APPROVAL
The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve this proposal.
32	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

COMPENSATION, NOMINATING, AND GOVERNANCE
COMMITTEE REPORT
The Compensation, Nominating, and Governance Committee of the Board of Directors has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on this review and discussion, the Compensation, Nominating, and Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in Royal Gold’s Annual Report on Form 10-K for the year ended June 30, 2021, and the Board of Directors has approved that recommendation.
This report is provided by the following independent directors, who comprise the Compensation, Nominating, and Governance Committee:

Ronald Vance, Chairman	Kevin McArthur	Sybil Veenman
2021 PROXY STATEMENT	33

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY
This Compensation Discussion and Analysis is designed to provide our stockholders with a clear understanding of our compensation philosophy and objectives, compensation-setting process, and the fiscal year 2021 compensation of our named executive officers.

NAMED EXECUTIVE OFFICERS
For fiscal year 2021, we had five named executive officers.
WILLIAM HEISSENBUTTEL, 56
President and Chief Executive Officer
Mr. Heissenbuttel has more than 30 years of corporate finance experience, including 25 years in project and corporate finance in the metals and mining industry. Mr. Heissenbuttel was appointed our President and Chief Executive Officer and a Class I director, effective January 2020. Previously, he served as our Chief Financial Officer and Vice President Strategy from June 2018 to January 2020, Vice President Corporate Development from 2007 to June 2018, Vice President Operations from 2015 to June 2016, and Manager Corporate Development from 2006 to 2007.

Prior to joining Royal Gold, Mr. Heissenbuttel served as Senior Vice President from 2000 to 2006 and Vice President from 1999 to 2000 at N M Rothschild & Sons (Denver) Inc. From 1994 to 1999, he served as Vice President and then Group Vice President at ABN AMRO Bank N.V. From 1987 to 1994, he was a Senior Credit Analyst and an Associate at Chemical Bank Manufacturers Hanover.
Mr. Heissenbuttel holds a Master of Business Administration degree from the University of Chicago and a Bachelor of Arts degree from Northwestern University.

MARK ISTO, 61
Executive Vice President and Chief Operating Officer, Royal Gold Corporation
Mr. Isto has 35 years of experience in mining engineering, mine management, and project development in the U.S. and globally. Mr. Isto has served as our Executive Vice President and Chief Operating Officer since January 2020. Previously, he served as our Vice President, Operations, from June 2016 to January 2020 and Executive Director, Project Evaluation, for our wholly owned subsidiary, RGLD Gold (Canada) Inc., from 2015 to June 2016. Mr. Isto has served as a director of Tri-Star Gold Inc. (TSX-V: TSG) since February 2021.

Prior to joining Royal Gold, Mr. Isto served as Vice President Operations for First Nickel Inc. from 2012 to 2014 and served in Vice President and Senior Vice President roles in the Projects Group at Kinross Gold Corp. from 2006 to 2012. Mr. Isto also served as Mine General Manager of Golden Sunlight Mines, Inc. (Placer Dome America) from 2004 to 2006 and previously held numerous other management positions in Placer Dome’s global operations, including Chief Engineer, Mine Superintendent, Project Director, and Senior Advisor over nearly 25 years with Placer Dome.
Mr. Isto holds a Master of Business Administration degree in Business Administration from the University of Nevada–Reno and a Bachelor of Science degree in Mining Engineering from Montana College of Mineral Science and Technology.

34	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
DANIEL BREEZE, 48
Vice President Corporate Development, RGLD Gold AG
Mr. Breeze has more than 20 years of technical and commercial experience across international markets. Mr. Breeze has served as Vice President Corporate Development of our wholly owned subsidiary, RGLD Gold AG, since January 2019.

Before joining Royal Gold, Mr. Breeze worked for Bank of Montreal from 2010 to December 2018, serving most recently as Managing Director, Equities, for BMO Capital Markets, based in Zürich, Switzerland, where he was focused primarily on the mining sector. Previously, Mr. Breeze was a member of the Equities Group at UBS Investment Bank where he worked extensively with North American and European mining companies across the commodity spectrum. Prior to his banking career, Mr. Breeze was a member of the geotechnical and mining team at Golder Associates.
Mr. Breeze holds Master of Engineering and Master of Business Administration degrees from the University of Toronto and a Bachelor of Science degree in Civil Engineering from the University of Manitoba. Mr. Breeze is also a registered Professional Engineer.

PAUL LIBNER, 48
Chief Financial Officer and Treasurer
Mr. Libner has more than 20 years of finance and accounting experience. Mr. Libner has served as our Chief Financial Officer and Treasurer since January 2020. Previously, he served as our Controller and Treasurer from June 2018 to January 2020 and Controller from 2004 to May 2018.

Mr. Libner began his career with Ernst & Young where he provided audit and business advisory services, primarily for the financial services and healthcare industries, and later held various finance and accounting roles within the financial services industry.
Mr. Libner holds a Bachelor of Science degree and Master of Accountancy degree from the University of Denver.

RANDY SHEFMAN, 48
Vice President and General Counsel
Mr. Shefman has more than 20 years of legal experience in international transactions across the mining, oil and gas, and power sectors. He joined Royal Gold in 2011 as Associate General Counsel and served in that capacity until his appointment as Vice President and General Counsel in January 2020.

Prior to Royal Gold, Mr. Shefman was in private legal practice with regional and international law firms, including LeBouef Lamb Greene & MacRae, Holland & Hart, and Hogan Lovells.
Mr. Shefman holds an LL.M. degree in Environmental and Natural Resources Law and Policy from the University of Denver, a J.D. degree from the University of Colorado, and a Bachelor of Arts degree in history from the University of Michigan.

2021 PROXY STATEMENT	35

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
FISCAL YEAR 2021 PERFORMANCE
Our management team led Royal Gold through another year of strong financial performance.
PERFORMANCE MEASURES TIED TO STRATEGY
Our executives are responsible for driving corporate performance. Because of this, we design our executive compensation program so that it strongly correlates to our corporate performance. We use many of the same performance measures for our compensation programs as we use to chart corporate strategy and evaluate our success in achieving that strategy.
36	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
MEASURES OF CORPORATE OPERATIONAL, FINANCIAL, AND STRATEGIC PERFORMANCE
Key Performance Measure	Description	Strategic Link	Element of Compensation
Stockholder Return vs. Peer Group	Measures our relative market performance against a peer group of streaming and royalty companies	Stockholder returns	Short-term incentive
Net GEO Production and Reserves	Measures the production success and growth of our asset portfolio	Gold-focused portfolio; capital deployment
Expense Control	Measures management’s ability to manage our business in a cost-efficient manner	Financial flexibility and discipline
Liquidity and Asset Integrity	Measures the quality of our balance sheet and our ability to execute future growth transactions	Financial flexibility and discipline
Growth in Net GEOs	Measures our success in growing our business through acquisitions of new stream and royalty interests	Growth	Performance shares
Total Shareholder Return (TSR) Relative to GDX Constituents	Measures the value created for our stockholders as compared to others in our industry	Stockholder returns
2021 PROXY STATEMENT	37

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
COMPENSATION BEST PRACTICES

Our executive compensation program is designed to align with governance best practices and the long-term interests of our stockholders. We believe these best practices, some of which are in response to feedback from our stockholders, were key to receiving voter support of 97% for our executive compensation program at our annual meeting of stockholders last year.
The following are representative practices that we do and do not employ:

WHAT WE DO

•
Pay for performance with 77% of our CEO’s and 69% of our other NEOs’ total direct compensation for fiscal year 2021 representing variable or at-risk compensation

•
Use multiple performance measures for both short- and long-term incentive programs

•
Use challenging short- and long-term goals focused on growth and long-term returns

•
Establish target and maximum awards in short- and long-term incentive programs

•
Use a formulaic scorecard to determine short-term incentives

•
Use multiple types of equity awards under our long-term incentive program intended to motivate performance over various time horizons and balance the overall risk-reward relationship

•
Use a peer group of gold-focused companies to benchmark performance and compensation levels

•
Target NEO compensation at or near the median of our peer group while also taking into account level of experience

•
Require executives to meet robust stock ownership guidelines to align their interests with the interests of our other stockholders

•
Apply double-trigger vesting for equity awards in a change of control

•
Engage with stockholders on a variety of topics, including governance, diversity, and compensation

•
Regularly monitor our executive compensation program to assess and mitigate compensation-related risks

•
Maintain independence of the CNG Committee and engage an independent compensation consultant that reports directly to the CNG Committee

WHAT WE DO NOT DO

•
Guarantee salary increases, annual short-term incentive payments, or long-term incentive opportunities

•
Provide excessive perquisites or other special benefits

•
Permit repricing of stock options without stockholder approval

•
Provide excise tax gross-ups, including for change-of-control payments

•
Permit executives or directors to hedge or pledge our stock

•
Maintain a defined benefit pension plan or any special executive retirement plans

38	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
COMPENSATION PHILOSOPHY AND OBJECTIVES
The CNG Committee sets and administers our executive compensation philosophy, objectives, and design. Our fundamental compensation philosophy is to recruit, retain, and reward high-performing executives who will bring value to Royal Gold in a variety of ways:
1	Drive growth and profitability	2	Increase long-term value for our stockholders	3	Manage Royal Gold in a responsible manner and in the best interests of stockholders, employees, and other stakeholders	4	Maintain our reputation for management excellence and financial performance
2021 PROXY STATEMENT	39

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
ELEMENTS OF TOTAL DIRECT
COMPENSATION
Our executive compensation program consists of base salary, a short-term cash incentive, long-term equity incentive awards, and modest fixed benefits. The majority of target compensation is performance-based and not guaranteed. We also emphasize long-term equity to better align our executives’ interests with our stockholders’ interests.
ELEMENT	TYPE	OBJECTIVE
BASE SALARY	FIXED	ATTRACT AND RETAIN
SHORT-TERM INCENTIVE AWARDS	VARIABLE	SHORT-TERM COMPANY AND INDIVIDUAL PERFORMANCE
LONG-TERM INCENTIVE AWARDS	VARIABLE	STOCKHOLDER ALIGNMENT AND LONG-TERM VALUE CREATION
BASE SALARY
Base salary is the fixed cash amount paid to an executive to perform their job duties. The CNG Committee reviewed and approved executive salaries for fiscal year 2021 in August 2020.
The CNG Committee engages an independent compensation consultant to conduct an external review and benchmarking study of executive and director compensation every other year in alternating years, with executive compensation being in an “off” year for fiscal year 2021. We believe this approach allows us to stay informed on market practices while balancing external consulting costs. For setting fiscal year 2021 compensation in August 2020, the CNG Committee considered market data presented by Hugessen Consulting in May 2019 and supplemented in August 2019. Management then aged the market data by 3% based on cost-of-living indices. The CNG Committee also takes into account the recommendations of Mr. Heissenbuttel with respect to salary adjustments for NEOs who report to him.
In general, base salaries are targeted at or near the median of our peer group, while also taking into account level of experience and performance. For fiscal year 2021, the CNG Committee determined to keep NEO base salaries at their fiscal year 2020 level, subject to a 3% cost-of-living adjustment. The resulting base salaries were below the median as compared to peers due to most of our NEOs being relatively new to their roles.
EXECUTIVE BASE SALARIES
Name	Title	Base Salary at the End of FY2020 ($)	Base Salary for FY2021 ($)	Reason for Increase
William Heissenbuttel	President and CEO	650,000	670,000	3% cost-of-living increase
Mark Isto	EVP and COO, Royal Gold Corporation	485,000	500,000
Daniel Breeze	VP Corporate Development, RGLD Gold AG	370,000	381,000
Paul Libner	CFO and Treasurer	340,000	350,000
Randy Shefman	VP and General Counsel	325,000	335,000
40	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
SHORT-TERM INCENTIVE AWARDS AND DISCRETIONARY BONUSES
SCORECARD
The CNG Committee uses a formulaic scorecard that sets predetermined financial, operational, strategic, and individual performance measures for determining awards of short-term incentives. The CNG Committee believes the scorecard is transparent, uses financial and operational measures that are understood by our executives and stockholders, and aligns executive pay with our annual performance.
In August 2020, the CNG Committee established a short-term incentive target for each executive based on a percentage of the executive’s salary for fiscal year 2021. The CNG Committee defined the target as the midpoint of each executive’s short-term incentive range (75% to 125% of base salary for the CEO, and 60% to 90% of base salary for all other NEOs).
The CNG Committee also approved various performance measures tied to corporate and individual performance and established threshold, target, and maximum performance goals for each measure. Payout under our short-term incentive program can range from zero if no threshold goals are achieved to 200% of an executive’s short-term incentive target if each maximum goal was achieved. In general, the CNG Committee sets performance goals based on the following guideposts:
THRESHOLD	TARGET	MAXIMUM
performance goals should be set to the minimum acceptable performance level, below which performance is not worthy of variable compensation	performance goals should generally be consistent with our annual budget and strategic plan, but should be challenging to achieve	performance goals should be set to require a significant stretch to achieve; they are exemplary performance levels that exceed targets and are worthy of payout up to a maximum 200% of target
2021 PROXY STATEMENT	41

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
FISCAL YEAR 2021 SHORT-TERM INCENTIVE SCORECARD
Performance Measures	Weight	Threshold (0% payout)	Target (100% payout)	Maximum (200% payout)
Shareholder return as compared to a peer group of other streaming and royalty companies		50% of peer group	125% of peer group	200% of peer group
Net GEO production as a ratio of common stock outstanding as compared to budget*		20% below budget	At budget	20% over budget
Increase in net GEO reserves as a ratio of common stock outstanding		5% decrease	5% increase	15% increase
Operating costs as a ratio of net GEO production as compared to budget		10% over budget	At budget	10% below budget
Evaluation of minimum average liquidity as compared to budget		CNG Committee assessment of liquidity and asset integrity
Evaluation of asset integrity based on asset value, protection measures, and quality including receivables, inventory, and mineral property interests
Individual performance against preestablished goals		CNG Committee or CEO assessment of individual performance
Total	100%

*
Net GEO production represents operators’ aggregate mineral production subject to our stream and royalty interests, multiplied by metal prices used in our fiscal year 2021 budget, less reported cost of sales, divided by the gold price used in our fiscal year 2021 budget.

42	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
ACTUAL PERFORMANCE
In August 2021, the CNG Committee evaluated our corporate performance against each preestablished performance measure. The CNG Committee also evaluated Mr. Heissenbuttel’s performance against his individual performance measures. Mr. Heissenbuttel evaluated the performance of our other NEOs against their individual performance measures. Individual performance goals for Mr. Heissenbuttel related to corporate strategy, stockholder engagement, expanded ESG efforts, and succession planning. Individual performance goals for the other NEOs covered specific tasks relating to their areas of responsibility and covered topics such as asset management, business development efforts, expanded ESG efforts, or reduced costs, depending on the NEO.
ACTUAL PERFORMANCE VERSUS PERFORMANCE MEASURES
Measure	% of Target Achieved	Weight	Heissenbuttel	Isto	Breeze	Libner	Shefman
Shareholder Return	0%	15%	0%	0%	0%	0%	0%
Net GEO Production	119%	15%	18%	18%	18%	18%	18%
Net GEO Reserves	30%	20%	6%	6%	6%	6%	6%
Expense Control	200%	10%	20%	20%	20%	20%	20%
Liquidity	100%	10%	10%	10%	10%	10%	10%
Asset Integrity	100%	5%	5%	5%	5%	5%	5%
Individual Performance		25%	26%	26%	27%	27%	28%
Individual Score		100%	85%	85%	86%	86%	87%
ACTUAL SHORT-TERM INCENTIVE AWARDS
Measure	Heissenbuttel	Isto	Breeze	Libner	Shefman
Target	$670,000	$375,000	$285,750	$262,500	$251,250
Individual Score	85%	85%	86%	86%	87%
Actual Short-Term Incentive	$570,000	$319,800	$269,500	$226,000	$218,000
DISCRETIONARY BONUSES
In August 2021, taking into account the recommendation of Mr. Heissenbuttel, the CNG Committee approved a discretionary cash bonus of  $46,800 to Mr. Isto in recognition of his extraordinary effort and support of business development activities during the year and $30,000 to Mr. Shefman in recognition of his effort on business development activities and his leadership role in ESG initiatives.
LONG-TERM INCENTIVE AWARDS
PROGRAM DESIGN
Long-term incentive compensation is designed to encourage executives to manage our business for the long term by delivering a significant portion of each executive’s potential total direct compensation at a future date. Annual long-term incentive awards are driven primarily by our achievement of performance goals that are consistent with our strategy and generate long-term returns for stockholders. The CNG Committee generally tries to set the value of long-term equity awards at an amount that targets total direct compensation at or near the median of our peers depending on experience.
TYPES OF AWARDS
STOCK OPTIONS AND STOCK-SETTLED STOCK APPRECIATION RIGHTS
Stock options and stock-settled stock appreciation rights (“SARs”) are intended to promote sustainable business results by encouraging management to achieve share price appreciation. A SAR is a right to receive, upon exercise,
2021 PROXY STATEMENT	43

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
the excess of the fair market value of one share of stock on the date of exercise over the grant price of the SAR. SARs are settled in shares of our common stock. The grant price for stock options and SARs is the closing price of our common stock on the grant date. Stock options and SARs granted in fiscal year 2021 have 10-year terms and vest in equal annual increments over three years beginning on the first anniversary of the grant date. Once granted, options and SARs are not subject to any future price adjustment.
Our U.S.-based executives are typically awarded the first $100,000 in value of stock options in the form of incentive stock options (the limit for incentive stock options under the Internal Revenue Code) and amounts above $100,000 are typically awarded in the form of SARs. Our executives based in Canada and Switzerland typically are awarded the entire value in SARs.
RESTRICTED SHARES
Awards of restricted stock (“RSAs”) and restricted stock units (“RSUs”) focus on retention by securing the long-term commitment of our executives. RSAs and RSUs granted in fiscal year 2021 vest in equal annual increments on the third, fourth, and fifth anniversaries of the grant date.
Our U.S.-based executives receive RSAs, and our executives based in Canada and Switzerland receive RSUs. RSAs are issued and outstanding shares of common stock with voting and dividend rights. RSUs are not issued and outstanding shares upon which the grantee may vote or receive dividends; however, grantees are entitled to a cash payment (or dividend equivalent) in the amount of declared dividends at the time dividends are paid.
PERFORMANCE SHARES
Performance shares are intended to incentivize the achievement of long-term revenue growth and share price appreciation. Performance shares are earned only if preestablished performance goals are met within defined measuring periods. If the performance goals are not achieved by the end of the applicable measuring period, the shares expire unvested.
Performance shares are not issued and outstanding shares upon which the grantee may vote or receive dividends. Performance shares vest only if the CNG Committee determines that the underlying performance goals are met. Vested performance shares are settled in shares of our common stock.
Performance shares granted in August of each year from 2016 through 2020 remained outstanding and subject to vesting conditions during fiscal year 2021. These awards had the following characteristics:
•
GEO Shares — 50% of an executive’s performance shares granted in each year vest only if we grow annual net GEOs between defined threshold and maximum growth levels prior to the end of the fifth fiscal year following the grant date. Growth in annual net GEOs is designed to measure our success in growing our business, whether by acquiring new streams and royalties or reserve expansion by our mine operators. Net GEOs are calculated in the same manner as for short-term incentive awards, as described above. However, due to the five-year vesting period, meeting or exceeding this measure depends on our success in continually acquiring new, revenue-producing stream and royalty assets. Growth by acquisition and reserve expansion is one of our strategic objectives.

•
TSR Shares — 50% of an executive’s performance shares granted in each year vest only if we achieve a TSR compared to the TSRs of the GDX constituents between defined threshold and maximum levels. TSR Shares are eligible to vest for defined one- and three-year measuring periods. Relative TSR measures the value created for our stockholders over one- and three-year periods. Achieving the highest TSR among our industry peers is one of our strategic objectives.

Performance shares vest by linear interpolation within a range from zero shares if the threshold goal is met, to 100% if the target goal is met, and then to 200% if the maximum goal is met or exceeded. For all performance shares, the grantee must be in continuous service from the grant date through any vesting date to receive any shares. Any performance shares that remain unvested after the last applicable vesting date will expire unvested.
The specific goals for performance shares granted in August 2016 through 2020, and our results compared to these goals, are presented below:
GEO Shares Goal: Add, within five fiscal years after any grant date, a specific number of net GEOs over a set baseline of net GEOs. For the fiscal year 2021 awards, the net GEOs baseline was set at our fiscal year 2021 budgeted amount. The established goals for threshold, target, and maximum payouts under the award represented a compound annual growth rate for net GEOs of 0%, 14%, and 39%, respectively, over our fiscal year 2021 budget.
44	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
The vesting of GEO shares awarded annually in August of 2016 through 2020 is summarized below:
GEO SHARES VESTING THROUGH JUNE 30, 2021
Grant Date	Cumulative Percentage of Target Net GEO Production as of:		Vesting Result	Cumulative Percentage of Target GEO Shares Vested
August 2016	6/30/2017	107%	Between target and maximum	107%
	6/30/2018	109%	Incremental additional shares	109%
	6/30/2019	109%	No vesting	109%
	6/30/2020	109%	No vesting	109%
	6/30/2021	109%	No vesting	109%
August 2017	6/30/2018	0%	No vesting	0%
	6/30/2019	0%	No vesting	0%
	6/30/2020	0%	No vesting	0%
	6/30/2021	0%	No vesting	0%
August 2018	6/30/2019	0%	No vesting	0%
	6/30/2020	0%	No vesting	0%
	6/30/2021	0%	No vesting	0%
August 2019	6/30/2020	0%	No vesting	0%
	6/30/2021	0%	No vesting	0%
August 2020	6/30/2021	28%	Between threshold and target	28%
TSR Shares Goal: Achieve the highest percentile in TSR among the GDX constituents for defined one- and three-year periods:
•
50% of TSR shares are evaluated for the three-year measuring period ending on June 30 of the third fiscal year after the grant date (“3-year TSR shares”)

•
50% of TSR shares are evaluated for vesting in equal one-third increments for each one-year measuring period ending on June 30 of the first, second, and third fiscal years after the grant date (“1-year TSR shares”)

Vested TSR shares are settled in shares of common stock following June 30 of the third fiscal year after the grant date, when and if the CNG Committee determines that the TSR goal has been met.
TSR SHARES VESTING THRESHOLDS
Metric	Total Shareholder Return	Vesting
Threshold	Less than 50th percentile	0% of target shares awarded
Target	75th percentile	100% of target shares awarded
Maximum	100th percentile	200% of target shares awarded
2021 PROXY STATEMENT	45

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
TSR SHARES VESTING THROUGH JUNE 30, 2021
Grant Date	Tranche	Percentile Achieved	CNG Committee Vesting Determination
August 2018	1 year, tranche 1	47th	Percentile below threshold; shares expired unvested
	1 year, tranche 2	33rd	Percentile below threshold; shares expired unvested
	1 year, tranche 3	57th	Percentile between threshold and target; 28% of shares vested and remaining expired unvested*
	3 year	41st	Percentile below threshold; shares expired unvested
August 2019	1 year, tranche 1	37th	Percentile below threshold; shares expired unvested
	1 year, tranche 2	55th	Percentile between threshold and target; 20% of shares vested and remaining expired unvested*
	1 year, tranche 3	N/A	Not yet subject to evaluation
	3 year	N/A	Not yet subject to evaluation
August 2020	1 year, tranche 1	59th	Percentile between threshold and target; 36% of shares vested and remaining expired unvested*
	1 year, tranche 2	N/A	Not yet subject to evaluation
	1 year, tranche 3	N/A	Not yet subject to evaluation
	3 year	N/A	Not yet subject to evaluation

*
Vesting subject to grantee meeting the three-year continuous service requirement.

46	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION PROCESS
OVERALL PROCESS
The CNG committee leads the annual executive compensation process, with involvement from its independent compensation consultant and management.
ROLES AND RESPONSIBILITIES IN THE ANNUAL EXECUTIVE COMPENSATION PROCESS

CNG Committee
•
Consists of three independent directors in accordance with securities, tax, and listing rules

•
Oversees administration of policies governing executive compensation

•
Reviews stockholder feedback and trends in executive compensation design

•
Reviews and sets compensation philosophy, objectives, and design and reviews any updates or changes with the Board annually

•
Ensures alignment with strategic goals and stockholder value through establishment of performance measures and goals consistent with our strategy and long-term value creation for stockholders

•
Determines whether performance measures are met

•
Conducts annual assessment of CEO performance, with input from all independent directors

•
Determines CEO compensation without the presence of CEO or other management

•
Considers, without being bound by, input from independent compensation consultant and CEO on NEO compensation

•
Determines NEO compensation with input from the CEO

Management	• Provides input to CNG Committee on strategy and program design • Develops initial recommendations for short- and long-term incentives based on achievement of performance measures
Independent Compensation Consultant
•
Retained annually by the CNG Committee; independence determined annually by CNG Committee

•
Performs work at direction and under supervision of the CNG Committee

•
Provides expertise on compensation design, market practices, peer group construction, and benchmarking

•
Benchmarks NEO and director compensation in alternating years

•
Provides in-depth review of and recommendations for compensation framework and design

The CNG Committee assessed the independence of its compensation consultant under Nasdaq listing standards and SEC rules and concluded that no conflict of interest existed that would have prevented the compensation consultant from serving as an independent consultant to the CNG Committee.
The compensation consultant reports directly to the CNG Committee and did not provide any services to management in fiscal year 2021.
The CNG Committee or the Board is responsible for making all equity grants. Our management does not have the authority to make any equity grants.
2021 PROXY STATEMENT	47

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
PEER GROUP
The CNG Committee reviews and selects executive compensation peers based primarily on similar industry profile and size as measured by market capitalization. Our compensation peer group includes our closest direct streaming and royalty competitors, as well as comparably sized gold and silver mining companies.
ROYAL GOLD PEER GROUP
Company	Primary Industry	Market Capitalization as of June 30, 2021 ($ in millions)*
Agnico Eagle Mines Limited	Gold	14,693
B2Gold Corporation	Gold	4,415
Centerra Gold Inc.	Gold	2,253
Eldorado Gold Corporation	Gold	1,807
Franco-Nevada Corporation	Gold	27,736
IAMGOLD Corporation	Gold	1,404
Kinross Gold Corporation	Gold	8,004
Osisko Gold Royalties	Gold	2,302
Pan American Silver Corporation	Silver	6,008
Wheaton Precious Metals Corporation	Silver	19,849
Yamana Gold Corporation	Gold	4,072
75th Percentile		11,348
Median		4,415
25th Percentile		2,278
Average		8,413
Royal Gold, Inc.	Gold	7,486
Percentile		P65

*
Data source: S&P CapitalIQ

This is the same peer group that we used for fiscal year 2020 executive compensation.
The CNG Committee reviews and considers peer data on several compensation elements, including base salary, short-term incentives, long-term incentives, and total direct compensation.
48	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
OTHER KEY COMPENSATION PRACTICES
EMPLOYMENT AGREEMENTS
We have entered into employment agreements with each of our NEOs. Under these agreements, we offer certain post-employment payments and benefits to our executives upon the occurrence of specified events. We believe these arrangements better enable us to offer competitive total compensation packages to our executives and promote the ongoing retention of these executives when considering potential transactions that may create uncertainty as to their future employment with us. None of the employment agreements provide for excise tax gross-ups in a change of control.
CEO EMPLOYMENT AGREEMENT
Our employment agreement with Mr. Heissenbuttel provides that he will serve as our President and CEO and that our Board will continue to nominate him for reelection as a director. The agreement has a one-year term beginning on January 2, 2020, and automatically renews for four consecutive one-year periods unless either party timely elects for nonrenewal. Under the agreement, Mr. Heissenbuttel is entitled to an annual base salary of at least $650,000, which may be increased annually as determined by our Board or CNG Committee. Mr. Heissenbuttel is also eligible to participate in our short-term incentive and long-term equity programs, as well as other employee benefits made available to similarly situated executives. Mr. Heissenbuttel is entitled to severance benefits in connection with a termination of employment or a change of control as described below under “Potential Payments Upon Termination or Change of Control” on page 59.
Mr. Heissenbuttel is prohibited from competing against us or soliciting our employees, customers, or business relationships for 12 months following termination of his employment.
OTHER NEO EMPLOYMENT AGREEMENTS
We have entered into an employment agreement with each of our other NEOs. The agreements for Messrs. Isto and Breeze are between these executives and our wholly owned subsidiaries, Royal Gold Corporation and RGLD Gold AG, respectively. Mr. Breeze’s agreement began on January 1, 2019, and has an indefinite term. The agreements with Messrs. Isto, Libner, and Shefman have a one-year term beginning on January 2, 2020, and automatically renew for four consecutive one-year periods unless either party timely elects for nonrenewal. Each executive is entitled to a minimum annual base salary, which salary may be increased annually as determined by our Board or CNG Committee. Each executive is also eligible to participate in our short-term incentive and long-term equity programs, as well as other employee benefits made available to similarly situated executives. Each executive is entitled to severance benefits in connection with a termination of employment or a change of control as described below under “Potential Payments Upon Termination or Change of Control” on page 59.
Each executive is prohibited from competing against us or soliciting our employees, customers, or business relationships for 12 months following termination of his employment.
BENEFIT PROGRAMS
Benefit programs for our executives are common in design and purpose to the programs offered all of our employees in the U.S., Canada, and Switzerland. Executives can also participate in various health and welfare benefit programs to the extent appropriate in the country of employment under applicable laws. We share the cost of certain health and retirement benefit programs with our employees. We also provide, directly or indirectly, retirement plans for our employees. The U.S. plan is a Salary Reduction/Simplified Employee Pension Plan (“SARSEP Plan”), in which all U.S. employees are eligible to participate. The Canadian plan is a Group Registered Retirement Savings Plan (“Group RRSP”), in which all Canadian employees are eligible to participate. The SARSEP Plan and Group RRSP are voluntary plans. The plan for Swiss employees is regulated by Swiss statutes, is mandated for all Swiss employees within defined limits, and provides for employees’ retirement, survivors, and disability insurance (“Pension Plan”).
The SARSEP Plan and Group RRSP allow employees to reduce their pre-tax salary, subject to certain regulatory limitations, and to put this money into a tax-deferred investment plan. We may make non-elective contributions to the employee’s SARSEP Plan and Group RRSP up to 7% of an individual’s annual salary and short-term incentive,
2021 PROXY STATEMENT	49

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
subject to limits. Employer contributions to the employee’s SARSEP Plan or Group RRSP are immediately 100% vested. Total employee and employer contributions to the SARSEP Plan and Group RRSP are subject to annual regulatory limitations. Our Swiss subsidiary pays approximately 50% of the contributions to the Pension Plan according to the applicable regulations of the pension scheme provider. The contribution due is a percentage of the relevant covered salary and depends on the age of the Swiss employee.
PERQUISITES
We do not generally provide perquisites or other special benefits to executives.
EXECUTIVE STOCK OWNERSHIP GUIDELINES
Our stock ownership requirements encourage our executives to achieve and maintain a minimum investment in our stock. We believe these requirements incentivize our executives to focus on improving long-term stockholder value and align our executives’ interests with the interests of stockholders generally. The requirement is set as a number of shares that is equivalent to a multiple of the executive’s base salary. Unexercised stock options and SARs and unearned performance shares are not considered owned for purposes of the requirements.
There is no timeframe in which executives must meet ownership targets. Each executive must hold 50% of the shares acquired under any equity grant, net of shares withheld or sold to cover taxes, until the executive reaches the ownership requirement. As shown in the table below, all of our NEOs were in compliance with the ownership requirements as of September 20, 2021, except for Mr. Breeze who joined Royal Gold in January 2019.
EXECUTIVE STOCK OWNERSHIP GUIDELINES
Executive	Guideline Value of Common Stock to be Owned	Actual Value Owned as of September 20, 2021
William Heissenbuttel	4x Salary	12.1x Salary
Mark Isto	2x Salary	4.7x Salary
Daniel Breeze	2x Salary	1.9x Salary
Paul Libner	2x Salary	4.2x Salary
Randy Shefman	2x Salary	2.2x Salary
CLAWBACK POLICY
Our incentive compensation recoupment policy, or clawback policy, applies to all cash and equity-based incentive compensation, whether vested or unvested, paid to our executives and includes separate triggers for material financial restatements and improper conduct, including a failure to report. The policy provides that, if we undertake a material accounting restatement, the Board may, in its sole discretion after evaluating the associated costs and benefits, recoup or take other action regarding any incentive compensation paid or granted during the previous three years to any executive that was in excess of what would have been paid or granted to the executive after giving effect to the restatement. In addition, if any executive has engaged in improper conduct that results in, or could reasonably be expected to result in, material financial harm to Royal Gold or its stockholders, material reputational risk to Royal Gold, or criminal proceedings against Royal Gold or its directors, officers, or employees, then the Board may, in its sole discretion after evaluating the associated costs and benefits, recoup or take other action regarding any incentive compensation paid or granted during the previous three years to that executive. For purposes of the policy, improper conduct means an executive’s willful misconduct (including fraud, bribery, or other illegal acts) or gross negligence, including any failure to report properly, or to take appropriate remedial action with respect to, misconduct or gross negligence by another person.
TAX DEDUCTIBILITY OF COMPENSATION
Section 162(m) of the Internal Revenue Code limits the amount that a public company can deduct for compensation paid to certain covered executives in excess of  $1 million. Prior to 2018, the limitation did not apply to certain
50	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
performance-based compensation. This performance-based exception was repealed for awards granted after November 2, 2017, such that total compensation paid to covered executives in excess of  $1 million is not tax deductible, unless the excess qualifies for certain grandfather provisions. Going forward, we expect that executive compensation will not be fully deductible for income tax purposes. The CNG Committee intends to maintain the pay-for-performance alignment of our incentive compensation programs and believes the interests of our stockholders are best served by not limiting the CNG Committee’s discretion and flexibility in crafting compensation plans and arrangements, even though some compensation awards may result in non-deductible compensation expenses.
POST-TERMINATION COMPENSATION
We do not provide pension or other retirement benefits apart from the SARSEP Plan, Group RRSP Plan, and Pension Plan, each described above. We provide certain post-termination benefits pursuant to the terms of our equity incentive plan and employment agreements described above under “Employment Agreements” on page 49 and below under “Potential Payments Upon Termination or Change of Control” on page 59. None of the employment agreements provide for excise tax gross-ups in a change of control.
RISK ASSESSMENT OF COMPENSATION POLICIES AND PRACTICES
We conducted an assessment of our compensation policies and practices, including our executive compensation program, to evaluate the potential risks associated with these policies and practices. We reviewed this assessment with the CNG Committee. We have concluded that our compensation programs are designed with an appropriate balance of risk and reward and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices are reasonably likely to have a material adverse effect on Royal Gold.
In conducting this review, we considered the following attributes of our programs:
•
Mix of base salary, short-term incentive awards, and long-term equity compensation

•
Alignment between performance measures used under performance-based compensation and performance measures used by our Board to chart corporate strategy

•
Multiple performance measures under short-term incentive awards to avoid placing excessive emphasis on any single measure

•
Capped payout levels for short-term incentives and performance share awards

•
CNG Committee discretion to adjust compensation downward to reflect performance or other factors

•
Current equity vesting periods of up to three years designed to reward high-performing executives and key employees who drive long-term stockholder value

•
Benchmarking of compensation levels to ensure programs are consistent with industry practices

•
Internal controls that serve to preclude decisionmakers from taking excessive risk to earn the incentives provided under our compensation plans

•
CNG Committee oversight of compensation programs

•
Stock ownership guidelines that align the interests of executives with those of our stockholders generally

•
Clawback policy allowing for the recoupment of executive incentive compensation for material restatements or serious misconduct

2021 PROXY STATEMENT	51

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table provides information regarding the compensation of our NEOs for fiscal years 2021, 2020, and 2019.
Name and Principal Position	Year (Fiscal)	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
William Heissenbuttel President and CEO	2021	670,000	—	570,000	1,133,532	635,796	32,956	3,042,284
	2020	583,000	50,000	477,000	842,551	413,142	37,863	2,403,556
	2019	502,000	—	432,000	539,175	278,755	32,784	1,784,714
Mark Isto(4) EVP and Chief Operating Officer Royal Gold Corporation	2021	501,900	46,800	319,800	597,986	335,135	36,637	1,838,258
	2020	473,500	50,000	347,000	559,782	269,671	34,116	1,734,069
	2019	430,000	—	366,000	465,306	240,416	33,387	1,535,109
Daniel Breeze(5) VP Corporate Development RGLD Gold AG	2021	381,000	—	269,500	456,366	255,750	42,877	1,405,493
	2020	370,000	—	275,000	406,475	194,594	35,340	1,281,409
	2019	175,000	—	151,000	214,248	100,065	17,119	657,432
Paul Libner CFO and Treasurer	2021	350,000	—	226,000	396,148	222,911	40,010	1,235,069
	2020	308,650	—	194,000	288,800	142,852	33,718	968,020
Randy Shefman VP and General Counsel	2021	335,000	30,000	218,000	333,421	187,719	30,719	1,134,859
	2020	295,250	—	186,000	257,108	126,225	26,849	891,432

(1)
Amounts represent the grant date fair value of restricted shares and performance shares granted during the applicable fiscal year, calculated in accordance with financial statement reporting rules. You can find information about the assumptions used to calculate grant date fair values in Note 9 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended June 30, 2021. Performance shares are shown at 100% of target performance. The grant date fair values of the performance shares, assuming target and maximum performance, were as follows:

	Grant Date Fair Value of Performance Award
Name	At Target ($)	At Maximum ($)
William Heissenbuttel	504,252	1,008,504
Mark Isto	266,565	533,130
Daniel Breeze	203,256	406,512
Paul Libner	176,599	353,198
Randy Shefman	148,832	297,664

(2)
Amounts represent the grant date fair value of stock options and SARs granted during the applicable fiscal year, calculated in accordance with financial statement reporting rules. You can find information about the assumptions used to calculate grant date fair values in Note 9 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended June 30, 2021.

52	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
(3)
Amounts for fiscal year 2021 include the following:

Name	Employer Retirement Plan Contributions ($)	Life and Disability Insurance Premiums ($)	Long-Term Disability Insurance Premiums ($)	Total All Other Compensation ($)
William Heissenbuttel	31,267	864	825	32,956
Mark Isto	32,079	2,295	2,263	36,637
Daniel Breeze	42,877	—	—	42,877
Paul Libner	38,321	864	825	40,010
Randy Shefman	29,030	864	825	30,719

(4)
Mr. Isto’s cash compensation is paid in Canadian dollars. The amounts shown are the U.S. dollar equivalent. 2021 amounts are based on a conversion rate of 1 Canadian dollar to 0.78 U.S. dollars. Mr. Isto’s 2021 salary in this table differs from the amount shown in the table on page 40 due to changes in the conversion rate.

(5)
Mr. Breeze’s cash compensation is paid in Swiss francs. The amounts shown are the U.S. dollar equivalent. 2021 amounts are based on a conversion rate of 1 Swiss franc to 1.10 U.S. dollars.

2021 PROXY STATEMENT	53

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2021
This table provides information regarding stock-based awards granted to or modified for our NEOs during fiscal year 2021.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)		All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Prices of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Award	Grant Date	Target ($)	Maximum ($)	Target (#)	Maximum (#)
William Heissenbuttel	Annual Incentive	N/A	670,000	1,340,000						N/A
	PSA	8/18/20			4,540	9,080				504,252
	RSA	8/18/20					4,500			629,280
	ISO/SAR	8/18/20						15,520	139.84	635,796
Mark Isto	Annual Incentive	N/A	375,000	750,000						N/A
	PSA	8/18/20			2,400	4,800				266,565
	RSU	8/18/20					2,370			331,421
	SAR	8/18/20						8,190	139.84	335,135
Daniel Breeze	Annual Incentive	N/A	285,750	571,500						N/A
	PSA	8/18/20			1,830	3,660				203,256
	RSU	8/18/20					1,810			253,110
	SAR8/18/20							6,250	139.84	255,750
Paul Libner	Annual Incentive	N/A	262,500	525,000						N/A
	PSA	8/18/20			1,590	3,180				176,599
	RSA	8/18/20					1,570			219,549
	ISO/SAR	8/18/20						5,430	139.84	222,911
Randy Shefman	Annual Incentive	N/A	251,250	502,500						N/A
	PSA	8/18/20			1,340	2,680				148,832
	RSA	8/18/20					1,320			184,589
	ISO/SAR	8/18/20						4,570	139.84	187,719

(1)
Represents potential amounts payable under annual short-term incentive awards for fiscal year 2021. Actual amounts earned by NEOs are reported in the Summary Compensation Table.

(2)
Represents performance shares that vest and pay out in shares of our common stock upon achievement of corporate performance goals tied to net GEOs or TSR within three or five years, respectively, of August 18, 2020. If performance goals are not met, the performance shares will expire unvested. Performance shares are not issued and outstanding shares upon which the grantee may vote or receive dividends.

(3)
Represents restricted stock or restricted stock units that vest based on continued service. The awards vest ratably over three years commencing on August 18, 2023. Shares of restricted stock are issued and outstanding shares of common stock with voting and dividend rights. Restricted stock units are not issued and outstanding shares upon which the grantee may vote or receive dividends; however, grantees are entitled to a cash payment (or dividend equivalent) in the amount of declared dividends at the time dividends are paid.

(4)
Represents incentive stock options and stock appreciation rights that vest ratably over three years commencing on August 18, 2021.

(5)
Represents the grant date fair value of awards at target calculated in accordance with financial statement reporting rules.

54	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT THE END OF FISCAL
YEAR 2021
This table provides information about the total outstanding stock options, SARs, restricted shares, and performance shares for each of our NEOs as of June 30, 2021.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
William Heissenbuttel	8/20/2015	17,386	—	56.54	8/20/2025
	8/16/2016	8,920	—	83.29	8/16/2026
	8/23/2017	9,200	—	87.42	8/23/2027
	8/21/2018	7,148	3,572	77.73	8/21/2028
	8/13/2019	2,603	5,207	124.60	8/13/2029
	1/2/2020	1,303	2,607	121.12	1/2/2030
	8/18/2020	—	15,520	139.84	8/18/2030
	8/16/2016					1,050	119,805
	8/23/2017					2,233	254,785
	8/21/2018					3,220	367,402
	8/13/2019					2,530	288,673
	1/2/2020					1,170	133,497
	8/18/2020					4,500	513,450
	8/16/2016							1,497	170,808
	8/23/2017							3,490	398,209
	8/21/2018							3,350	382,235
	8/21/2018							2,233	254,785
	8/13/2019							2,630	300,083
	8/13/2019							2,192	250,107
	1/2/2020							1,220	139,202
	1/2/2020							1,017	116,040
	8/18/2020							4,540	518,014
	8/18/2020							4,540	518,014
2021 PROXY STATEMENT	55

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Mark Isto	1/5/2015	1,518	—	65.85	1/5/2025
	8/20/2015	1,768	—	56.54	8/20/2025
	8/16/2016	1,200	—	83.29	8/16/2026
	8/23/2017	3,261	—	87.42	8/23/2027
	8/21/2018	3,516	3,086	77.73	8/21/2028
	8/13/2019	2,367	4,733	124.60	8/13/2029
	1/2/2020	160	320	121.12	1/2/2030
	8/18/2020	—	8,190	139.84	8/18/2030
	8/16/2016					920	104,972
	8/23/2017					2,100	239,610
	8/21/2018					2,780	317,198
	8/13/2019					2,300	262,430
	1/2/2020					140	15,974
	8/18/2020					2,370	270,417
	8/16/2016							1,310	149,471
	8/23/2017							3,270	373,107
	8/21/2018							2,890	329,749
	8/21/2018							1,927	219,871
	8/13/2019							2,390	272,699
	8/13/2019							1,992	227,287
	1/2/2020							150	17,115
	1/2/2020							125	14,263
	8/18/2020							2,400	273,840
	8/18/2020							2,400	273,840
Daniel Breeze	1/2/2019	2,334	1,166	84.64	1/2/2029
	8/13/2019	1,820	3,640	124.60	8/13/2029
	8/18/2020	—	6,250	139.84	8/18/2030
	1/2/2019					1,200	136,920
	8/13/2019					1,770	201,957
	8/18/2020					1,810	206,521
	1/2/2019							1,200	136,920
	1/2/2019							800	91,280
	8/13/2019							1,840	209,944
	8/13/2019							1,534	175,029
	8/18/2020							1,830	208,803
	8/18/2020							1,830	208,803
56	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Paul Libner	8/23/2017	467	—	87.42	8/23/2027
	8/21/2018	467	466	77.73	8/21/2028
	8/13/2019	853	1,707	124.60	8/13/2029
	1/2/2020	497	993	121.12	1/2/2030
	8/18/2020	—	5,430	139.84	8/18/2030
	8/16/2016					400	45,640
	8/23/2017					933	106,455
	8/21/2018					1,400	159,740
	8/13/2019					830	94,703
	1/2/2020					440	50,204
	8/18/2020					1,570	179,137
	8/16/2016							548	62,527
	8/23/2017							1,400	159,740
	8/21/2018							1,400	159,740
	8/21/2018							933	106,455
	8/13/2019							860	98,126
	8/13/2019							717	81,810
	1/2/2020							460	52,486
	1/2/2020							384	43,814
	8/18/2020							1,590	181,419
	8/18/2020							1,590	181,419
2021 PROXY STATEMENT	57

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Randy Shefman	8/16/2016	1,200	—	83.29	8/16/2026
	8/23/2017	1,400	—	87.42	8/23/2027
	8/21/2018	934	466	77.73	8/21/2028
	8/13/2019	853	1,707	124.60	8/13/2029
	1/2/2020	337	673	121.12	1/2/2030
	8/18/2020	—	4,570	139.84	8/18/2030
	8/16/2016					400	45,640
	8/23/2017					933	106,455
	8/21/2018					1,400	159,740
	8/13/2019					830	94,703
	1/2/2020					300	34,230
	8/18/2020					1,320	150,612
	8/16/2016							548	62,527
	8/23/2017							1,400	159,740
	8/21/2018							1,400	159,740
	8/21/2018							933	106,455
	8/13/2019							860	98,126
	8/13/2019							717	81,810
	1/2/2020							310	35,371
	1/2/2020							258	29,438
	8/18/2020							1,340	152,894
	8/18/2020							1,340	152,894

(1)
Represents stock options and SARs that vest ratably over three years commencing on the first anniversary of the grant date.

(2)
Represents restricted stock or restricted stock units that vest ratably over three years commencing on the third anniversary of the grant date.

(3)
Market value is based on the closing price of our common stock on June 30, 2021 ($114.10).

(4)
Represents maximum TSR and GEO performance shares, which vest based on achievement of preestablished performance goals within three or five years of the grant date, respectively. If the goals are not met during the vesting period, the performance shares expire unvested.

58	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
FISCAL YEAR 2021 OPTION EXERCISES AND STOCK VESTED
This table provides information on the vesting of restricted shares and performance shares for each of our NEOs during fiscal year 2021. None of our NEOs exercised stock options or SARs during fiscal year 2021.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
William Heissenbuttel	4,532	$620,430
Mark Isto	4,226	$578,992
Daniel Breeze	—	—
Paul Libner	1,619	$221,295
Randy Shefman	1,786	$244,565

(1)
Value was calculated by multiplying the number of shares that vested by the closing market price of our common stock on the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
The table below shows the estimated payments and benefits payable to our NEOs as a result of termination of employment or a change of control of Royal Gold. We assume that the applicable trigger event took place on June 30, 2021. The value of accelerated vesting of equity awards is based on the closing market price of our common stock on June 30, 2021 ($114.10). Change of control is defined in each NEO’s employment agreement and equity award agreements. In general, outstanding equity awards vest in full (at maximum, if applicable) upon an involuntary termination of service in connection with a change of control. In the case of an involuntary termination of service outside a change of control, outstanding stock options and SARs vest in full, and outstanding restricted shares and performance shares receive prorated vesting through the date of termination. In addition, if an executive’s service is involuntarily terminated by us after they have provided 15 years of service, their outstanding stock options, SARs, and restricted shares vest in full. In general, for purposes of the table, “involuntary termination” includes an involuntary termination of employment by us without cause, a termination of employment by the executive for good reason, or our nonrenewal of the executive’s employment, if applicable. The table does not show employee benefits that are provided to our employees on a non-discriminatory basis.
Name	Cash Compensation ($)	Value of Medical Insurance Continuation ($)	Value of Accelerated Vesting of Outstanding Equity Awards			Total ($)
			Restricted Stock ($)	Stock Options and SARs ($)	Performance Stock Awards ($)
William Heissenbuttel Involuntary Termination without a Change of Control	1,179,667	—	1,667,612	129,914	104,397	3,091,590
Involuntary Termination with a Change of Control	2,949,167	29,702	1,667,612	129,914	3,047,497	7,833,892
Mark Isto Involuntary Termination without a Change of Control	876,533	—	618,898	112,238	59,072	1,666,741
Involuntary Termination with a Change of Control	1,314,800	13,132	1,210,601	112,238	2,151,241	4,802,012
2021 PROXY STATEMENT	59

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Name	Cash Compensation ($)	Value of Medical Insurance Continuation ($)	Value of Accelerated Vesting of Outstanding Equity Awards			Total ($)
			Restricted Stock ($)	Stock Options and SARs ($)	Performance Stock Awards ($)
Daniel Breeze(1) Involuntary Termination without a Change of Control	653,250	—	179,916	34,350	42,302	909,819
Involuntary Termination with a Change of Control	979,875	—	545,398	34,350	1,030,779	2,590,403
Paul Libner Involuntary Termination without a Change of Control	539,667	—	635,879	16,948	37,205	1,229,700
Involuntary Termination with a Change of Control	809,500	25,614	635,879	16,948	1,127,536	2,615,478
Randy Shefman Involuntary Termination without a Change of Control	530,000	—	290,569	16,948	32,062	869,580
Involuntary Termination with a Change of Control	795,000	25,690	591,380	16,948	1,038,995	2,468,013

(1)
Mr. Breeze’s Employment Agreement has an indefinite term, so termination for non-renewal is not possible.

60	ROYAL GOLD, INC.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
OTHER COMPENSATION MATTERS
CEO PAY RATIO
The ratio of Mr. Heissenbuttel’s total compensation for his role as CEO ($3,042,284) to the annual total compensation of our median-compensated employee ($270,347) for fiscal year 2021 was 11.3 to 1.
We identified our median compensated employee by examining total cash compensation (salary and short-term cash incentive) paid for fiscal year 2021 to all employees who were employed by us globally on June 30, 2021, excluding Mr. Heissenbuttel. No assumptions, adjustments, or estimates were made in respect of total cash compensation, except that we (a) annualized the compensation of any employee who was not employed with us for all of fiscal year 2021 and (b) applied the average fiscal year 2021 foreign exchange rate to Canadian dollars and Swiss francs paid to our Canadian and Swiss employees, respectively. We believe the use of total cash compensation for all employees is a consistently applied compensation measure because all of our employees receive a salary and are eligible for short-term cash incentives, while not all of our employees are eligible for long-term incentive awards.
After identifying the median compensated employee, we determined the annual total compensation for that employee using the same methodology used to calculate our executives’ annual total compensation as set forth in the Summary Compensation Table.
We believe this CEO pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
2021 PROXY STATEMENT	61

PROPOSAL 3: RATIFICATION APPOINTMENT OF PUBLIC ACCOUNTING FIRM
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR FOR FISCAL STUB PERIOD ENDING DECEMBER 31, 2021
Our Board recommends you vote FOR this proposal
On August 9, 2021, our Board approved a change to our fiscal year end from June 30 to December 31, effective as of December 31, 2021. To complete the change, we are using a six-month fiscal stub period from July 1, 2021, to December 31, 2021.
Our AF Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for our six-month fiscal stub period ending on December 31, 2021. Our Board is asking stockholders to ratify this selection. While stockholder approval or ratification is not required, we believe that submitting the appointment of Ernst & Young LLP to stockholders for ratification is good corporate governance. If stockholders do not ratify this appointment, our AF Committee will take the voting results under consideration. Even if stockholders ratify the appointment of Ernst & Young LLP, the AF Committee, in its discretion, may change the appointment at any time if it determines that a change would be in the best interest of Royal Gold and our stockholders.
Representatives of Ernst & Young LLP are expected to attend the annual meeting. They will have an opportunity to make a statement if they so desire and will have an opportunity to respond to appropriate questions from stockholders.
VOTE REQUIRED FOR APPROVAL
The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to ratify the appointment of Ernst & Young LLP.
62	ROYAL GOLD, INC.

PROPOSAL 3: RATIFICATION APPOINTMENT OF PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
Fees for services rendered by Ernst & Young LLP for the fiscal years ended June 30, 2021, and 2020, were as follows:
	Fiscal Year 2021	Fiscal Year 2020
Audit Fees	$770,163	$756,252
Tax Fees	$217,023	$326,804
Total	$987,186	$1,083,066
Audit fees represent fees associated with the audits of our and certain of our foreign subsidiaries’ annual financial statements, review of our quarterly financial statements, issuance of consents, and review of documents filed with the SEC. Audit fees also include fees associated with the audit of management’s assessment and operating effectiveness of Section 404 of the Sarbanes-Oxley Act.
Tax fees represent fees associated with tax compliance, tax return preparation, and tax consulting services.
We did not pay any audit-related or other fees to Ernst & Young LLP for fiscal years 2021 and 2020
PREAPPROVAL POLICIES AND PROCEDURES
The AF Committee has adopted a policy requiring advance approval for all audit, audit-related, tax, and other services performed by our independent registered public accounting firm. The policy provides for preapproval by the AF Committee of specifically defined audit and non-audit services. Unless the specific service has been previously preapproved with respect to a year, the AF Committee must approve the permitted service before the independent auditor is engaged to perform the service. The AF Committee has delegated to its Chairman the authority to approve certain permitted services, provided that the Chairman reports these decisions to the AF Committee at its next scheduled meeting. The AF Committee preapproved all of the services described above for fiscal year 2021.

AUDIT AND FINANCE COMMITTEE REPORT
The Audit and Finance Committee has reviewed and discussed the audited financial statements of Royal Gold for the fiscal year ended June 30, 2021, and our reporting processes, including internal control over financial reporting, with our management. The Audit and Finance Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm for fiscal year 2021, the matters required to be discussed by applicable Public Company Accounting Oversight Board and Securities and Exchange Commission standards. The Audit and Finance Committee has also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit and Finance Committee concerning independence and the Audit and Finance Committee has discussed the independence of Ernst & Young LLP with Royal Gold.
Based on the review and discussions with Royal Gold’s auditors and management, the Audit and Finance Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in Royal Gold’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021, for filing with the Securities and Exchange Commission.
This report has been submitted by the following independent directors, who comprise the Audit and Finance Committee of the Board of Directors:

William Hayes, Chairman	Jamie Sokalsky	Fabiana Chubbs
2021 PROXY STATEMENT	63

STOCK OWNERSHIP INFORMATION
STOCK OWNERSHIP
INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the beneficial ownership, as of September 20, 2021, or such other date noted below, of our common stock by each director, director nominee, NEO, and beneficial owner of more than 5% of our common stock, based on our review of documents filed with the SEC. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Royal Gold, Inc., 1144 15th Street, Suite 2500, Denver, Colorado 80202.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Directors, Director Nominees, and NEOs
William Heissenbuttel President, Chief Executive Officer, and Director	105,675(1)	*
William Hayes Chairman of the Board	10,079(2)	*
Fabiana Chubbs Director	1,299(3)	*
Kevin McArthur Director	18,423(4)	*
Jamie Sokalsky Director	16,779(5)	*
Ronald Vance Director	15,093(6)	*
Sybil Veenman Director	9,109(7)	*
Mark Isto Executive Vice President and Chief Operating Officer, Royal Gold Corporation	21,851(8)	*
Daniel Breeze Vice President Corporate Development, RGLD Gold AG	711(9)	*
Paul Libner Chief Financial Officer and Treasurer	15,752(10)	*
Randy Shefman Vice President and General Counsel	9,075(11)	*
Directors, Director Nominees, and Executive Officers as a Group (12 individuals)	227,470	*
5% or More Beneficial Owners
Capital World Investors 333 South Hope Street, 55th Floor Los Angeles, CA 90071	7,791,013(12)	11.9%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	6,890,629(13)	10.5%
64	ROYAL GOLD, INC.

STOCK OWNERSHIP INFORMATION
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	6,564,961(14)	10.0%
Van Eck Associates Corporation 666 Third Avenue – 9th Floor New York, New York 10017	4,029,400(15)	6.1%

*
Less than 1% ownership of our common stock.

(1)
Includes (a) 21,204 shares of restricted stock and (b) 12,460 shares subject to SARs and 6,171 shares subject to stock options that were exercisable as of, or within 60 days after, September 20, 2021. Does not include shares potentially issuable under performance share awards.

(2)
Includes 649 shares of restricted stock.

(3)
Represents 1,299 restricted stock units the vesting of which is deferred under our Deferred Compensation Plan.

(4)
Includes 7,609 shares of restricted stock the vesting of which is deferred under our Deferred Compensation Plan.

(5)
Includes 5,579 restricted stock units the vesting of which is deferred under our Deferred Compensation Plan.

(6)
Includes 7,609 shares of restricted stock the vesting of which is deferred under our Deferred Compensation Plan.

(7)
Includes 7,609 restricted stock units the vesting of which is deferred under our Deferred Compensation Plan.

(8)
Includes 1,769 shares subject to SARs and 6,534 shares subject to stock options that were exercisable as of, or within 60 days after, September 20, 2021. Does not include shares potentially issuable under performance share awards or restricted stock units.

(9)
Includes 443 shares subject to SARs that were exercisable as of, or within 60 days after, September 20, 2021. Does not include shares potentially issuable under performance share awards or restricted stock units.

(10)
Includes (a) 7,490 shares of restricted stock and (b) 315 shares subject to SARs and 239 shares subject to stock options that were exercisable as of, or within 60 days after, September 20, 2021. Does not include shares potentially issuable under performance share awards.

(11)
Includes (a) 7,100 shares of restricted stock and (b) 830 shares subject to SARs and 239 shares subject to stock options that were exercisable as of, or within 60 days after, September 20, 2021. Does not include shares potentially issuable under performance share awards.

(12)
As reported by Capital World Investors on an Amendment No. 3 to Form 13G filed with the SEC on February 16,2021. Capital World Investors reported that it had sole dispositive and voting power over the reported shares.

(13)
As reported by The Vanguard Group on an Amendment No. 8 to Form 13G filed with the SEC on February 8,2021. The Vanguard Group reported that it had sole dispositive power over 6,786,934 of the shares, shared dispositive power over 103,695 of the shares, sole voting power over none of the shares, and shared voting power over 52,552 of the shares.

(14)
As reported by BlackRock, Inc. on an Amendment No. 11 to Form 13G filed with the SEC on January 26, 2021. BlackRock reported that it had sole dispositive power over all of the shares and sole voting power over 6,326,402 of the reported shares.

(15)
As reported by Van Eck Associates Corporation on an Amendment No. 11 to Form 13G filed with the SEC on February 11, 2021. Van Eck Associates Corporation reported that it had sole dispositive and voting power over all of the shares.

2021 PROXY STATEMENT	65

STOCK OWNERSHIP INFORMATION
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information concerning shares of our common stock that are authorized and available for issuance under our equity compensation plans as of June 30, 2021:
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	407,977(2)	$107.80(3)	2,167,610
Equity compensation plans not approved by stockholders	—	—	—
Total	407,976	$107.80	2,167,610

(1)
Represents shares issuable under our 2015 Omnibus Long-Term Incentive Plan.

(2)
Includes (a) 205,898 shares issuable under outstanding stock options and stock appreciation rights, (b) 28,149 shares issuable under outstanding restricted stock units, (c) 150,158 shares issuable under outstanding performance shares (at maximum), and (d) 23,772 shares deferred under our Deferred Compensation Plan for nonemployee directors.

(3)
Weighted-average exercise price does not take into account shares issuable under restricted stock units, performance shares, or deferred shares, which do not have an exercise price.

66	ROYAL GOLD, INC.

OTHER INFORMATION
OTHER INFORMATION
OTHER BUSINESS
We are not aware of any other matters to be brought before the annual meeting. If other matters should come before the annual meeting, each person named in the proxy intends to vote the proxy in accordance with their own judgment on the matters.
STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING
We are planning to hold our 2022 annual stockholders’ meeting on May 25, 2022, and expect to deliver the proxy materials for this meeting to stockholders beginning on or about April 11, 2022. Beginning in 2022, we are moving our annual stockholders’ meeting from November to May in connection with the change in our fiscal year end from June 30 to December 31, effective as of December 31, 2021.
	Proposals to Include in Proxy*	Other Proposals or Nominees to be Presented at the Annual Meeting**
Deadline for proposal to be received by Royal Gold	On or before December 12, 2021 (120 calendar days prior to our planned mailing or delivery date)	Between January 25, 2022, and February 24, 2022 (not less than 90 nor more than 120 calendar days prior to the annual meeting)***
What to include in the proposal	Information required by SEC rules	Information required by our Bylaws
Where to send the proposal	By mail to our principal executive office: Corporate Secretary, Royal Gold, Inc., 1144 15th Street, Suite 2500, Denver, CO 80202

*
Proposals must satisfy SEC requirements, including Rule 14a-8.

**
Proposals not submitted pursuant to SEC Rule 14a-8 and any director nominees must satisfy our Bylaw requirements, which are available on our website.

***
If the number of directors to be elected at the 2022 annual meeting is increased and there is no public announcement by us specifying the size of the increased Board at least 100 days before the annual meeting date, the stockholder’s notice with respect to nominees for any new positions created by the increase must be received not later than the close of business on the 10th day following the day on which we first make the public announcement.

ANNUAL REPORT ON FORM 10-K
Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2021, including any financial statements and any required financial statement schedules, as filed with the SEC. Requests for a copy of the annual report should be delivered to our Corporate Secretary, Royal Gold, Inc., 1144 15th Street, Suite 2500, Denver, Colorado 80202 or corporatesecretary@royalgold.com.
STOCKHOLDERS ENTITLED TO VOTE AS OF RECORD DATE
This proxy statement is furnished to holders of Royal Gold, Inc. common stock, par value $0.01 per share, in connection with the solicitation of proxies on behalf of our Board of Directors to be voted at our 2021 virtual annual meeting of stockholders to be held on Wednesday, November 17, 2021, at 9 a.m. mountain time. Stockholders of record holding shares of our common stock at the close of business on September 20, 2021 (the “record date”), are eligible to vote at the virtual annual meeting and any postponement and adjournment of the annual meeting. There were 65,637,291 shares outstanding on the record date.
2021 PROXY STATEMENT	67

OTHER INFORMATION
INTERNET AVAILABILITY OF PROXY MATERIALS
We will furnish our proxy materials through a “notice and access” model via the internet in accordance with SEC rules. On or about October 4, 2021, we will furnish a “notice of internet availability” to our stockholders of record containing instructions on how to access the proxy materials and vote. In addition, instructions on how to request a printed copy of these materials may be found in the notice of virtual annual meeting. For more information on voting your stock, please see “Voting Your Shares” below.
VOTING YOUR SHARES
Each share of Royal Gold common stock that you own as of the record date entitles you to one vote. If you are a stockholder of record, your proxy card shows the number of shares of our common stock that you own. If your stock is held in the name of your broker, bank, or another nominee, the nominee holding your stock will send you a voting instruction form. You may elect to vote in one of three methods:
•
By phone or the internet — You may vote your shares by following the instructions on your notice card, proxy card, or voting instruction form. If you vote by telephone or the internet, you do not need to return your proxy card.

•
By mail — If this proxy statement was mailed to you or if you requested that a proxy statement be mailed to you, you may vote your shares by signing and returning the enclosed proxy card or voting instruction form. If you vote by proxy card, your “proxy” (each or either of the individuals named on the proxy card) will vote your shares as you instruct on the proxy card. If you vote by voting instruction form, the bank, broker, or nominee holding your stock will vote your shares as you instruct on the voting instruction form. If you sign and return your proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by our Board (FOR proposals 1, 2, and 3).

•
By voting at the virtual annual meeting— You may attend the annual meeting virtually and vote your shares through the online platform. All stockholders attending the meeting will be authenticated using your 16-digit control number included in your stockholder materials. You will be able to vote while the polls are open during the virtual annual meeting.

INSTRUCTIONS FOR THE VIRTUAL ANNUAL MEETING
This year, our annual meeting will be a completely virtual meeting due to the continued uncertainty around the Covid-19 pandemic. There will be no physical meeting location. The meeting will only be conducted via a live virtual stockholder meeting. To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/RGLD2021 and enter the 16-digit control number included on your notice of internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the virtual annual meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders. You may begin to log into the meeting platform beginning at 8:45 a.m. mountain time on November 17, 2021. The meeting will begin promptly at 9 a.m. mountain time on November 17, 2021. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. If you wish to submit a question prior to the virtual annual meeting, you may do so starting at 8:45 a.m. mountain time on November 17, 2021, via the virtual stockholder meeting platform. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters are not pertinent to meeting matters and will not be answered. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be answered on our website at www.royalgold.com/investors/proxy-materials. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, technical support phone numbers will be posted at the bottom of the virtual meeting log-in page. Technical support will be available starting at 8:45 a.m. mountain time on November 17, 2021, and will remain available until 30 minutes after the meeting has finished.
68	ROYAL GOLD, INC.

OTHER INFORMATION
REVOCATION OF PROXY OR VOTING INSTRUCTION FORM
You may revoke your proxy at any time before the proxy is voted at the annual meeting. This can be done by submitting another properly completed proxy card with a later date, sending a written notice of revocation to our Corporate Secretary with a later date, or attending and voting at the virtual annual meeting. You should be aware, however, that simply logging onto the virtual annual meeting will not automatically revoke your previously submitted proxy; rather, you must submit your vote at the virtual annual meeting or deliver written notice to us before the start of the virtual annual meeting. Written notices revoking a proxy should be sent to our Corporate Secretary at Royal Gold, Inc., 1144 15th Street, Suite 2500, Denver, Colorado 80202.
QUORUM AND VOTES REQUIRED TO APPROVE PROPOSALS
A majority of the outstanding shares of our common stock entitled to vote, represented in person or by proxy, will constitute a quorum at the virtual annual meeting. Abstentions and broker non-votes will be counted as being present for purposes of determining whether there is a quorum. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote those shares on a proposal because the nominee does not have discretionary voting authority and has not received voting instructions from the beneficial owner with respect to that proposal.
Cumulative voting is not permitted for the election of directors. Under Delaware law, holders of common stock are not entitled to appraisal or dissenters’ rights with respect to the matters to be considered at the annual meeting.
Proposal	Vote Required to Approve Proposals at a Meeting at Which a Quorum Is Present	Broker Non-Votes	Abstentions
1 Election of Class I Director Nominees	Affirmative vote of a majority of the votes cast	No impact	No impact
2 Advisory Vote on Executive Compensation	Affirmative vote of a majority of the votes cast	No impact
3 Ratification of Auditors	Affirmative vote of a majority of the votes cast	Nominees have the discretion to vote FOR; there will be no broker non-votes
TABULATION OF VOTES
Broadridge Financial Solutions, Inc. will tabulate and certify votes at the virtual annual meeting.
SOLICITATION COSTS
In addition to solicitation of proxies by mail or by electronic data transfers, our directors, officers, and employees may, without additional compensation, make solicitations by telephone, facsimile, or personal interview. We engaged Saratoga Proxy Consulting LLC to assist us with the solicitation of proxies for a fee of  $15,000, plus expenses. We will bear all costs of the solicitation of proxies. We will also reimburse the banks and brokers for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our common stock.
ELIMINATING DUPLICATE MAILINGS
We have adopted a procedure called “householding,” in accordance with SEC rules. Under this procedure, we deliver a single copy of the notice of virtual annual meeting and, if applicable, our proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will
2021 PROXY STATEMENT	69

OTHER INFORMATION
deliver promptly a separate copy of the notice of virtual annual meeting and, if applicable, our proxy materials and annual report to any stockholder.
To receive a separate copy of the notice of virtual annual meeting and, if applicable, our proxy materials and annual report for this or future meetings, stockholders may contact us at the following address:
Margaret McCandless
Assistant General Counsel, Chief Compliance Officer, and Corporate Secretary
Royal Gold, Inc.
1144 15th Street, Suite 2500
Denver, Colorado 80202
corporatesecretary@royalgold.com
Stockholders who hold shares in street name (as described under the heading “Voting Your Shares,” above) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.
* * * * * * * * * * * * * *
BY ORDER OF THE BOARD OF DIRECTORS
Margaret McCandless
Assistant General Counsel, Chief Compliance Officer, and
Corporate Secretary
Denver, Colorado
October 4, 2021
70	ROYAL GOLD, INC.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RGLD2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D60854-P62109

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ROYAL GOLD, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	For	Against	Abstain
1a. William Heissenbuttel	☐	☐	☐
1b. Jamie Sokalsky	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting and Proxy Statement and Annual Report are available at www.proxyvote.com.

D60855-P62109

ROYAL GOLD, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Margaret E. McCandless and William M. Hayes, or either of them, as attorneys, agents and proxies each with full power of substitution to vote, as designated on the reverse, all the shares of Common Stock of Royal Gold, Inc. held of record by the undersigned on September 20, 2021, at the Annual Meeting of Stockholders of Royal Gold, Inc. (the "Meeting") which will be held on November 17, 2021, virtually at www.virtualshareholdermeeting.com/RGLD2021, at 9:00 a.m., Mountain Standard Time, or at any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3. The proxies are also authorized to vote in their discretion upon any other matters as may properly come before the meeting, including any postponement or adjournment thereof.

The undersigned acknowledges receipt of this Proxy and a copy of the Notice of Annual Meeting and Proxy Statement, dated October 4, 2021.

Continued and to be signed on reverse side